UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23268

HIGHLAND FLOATING RATE OPPORTUNITIES FUND

(Exact name of registrant as specified in charter)

300 Crescent Court

Suite 700

Dallas, Texas 75201

(Address of principal executive offices)(Zip code)

Highland Capital Management Fund Advisors, L.P.

300 Crescent Court

Suite 700

Dallas, Texas 75201

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 357-9167

Date of fiscal year end: June 30

Date of reporting period: June 30, 2018

Item 1. Reports to Stockholders.

A copy of the Annual Report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), is attached herewith.

Highland Floating Rate Opportunities Fund

Annual Report

June 30, 2018

Highland Floating Rate Opportunities Fund

Economic and market conditions change frequently.

There is no assurance that the trends described in this report will continue or commence.

A prospectus must precede or accompany this report. Please read the prospectus carefully before you invest.

PORTFOLIO MANAGER COMMENTARY (unaudited)

Year ending June 30, 2018	Highland Floating Rate Opportunities Fund

Performance Overview

For the twelve-month period ended June 30, 2018, the Fund experienced a total price return of 9.77% (including the period prior to conversion to a closed-end fund on November 3, 2017) and a total NAV return of 6.40%. Over the same period, the Fund outperformed its benchmark, the S&P/LSTA Leveraged Loan Index (the “Index”), which returned 4.35%. As of June 30, 2018, the Fund was invested in 151 issuers generating a 12-month yield of 5.92%. The weighted average loan price in the portfolio was $97.19, and the average price of CLO debt was $98.65. In terms of composition, the Fund was allocated to 75.5% loans, 15.1% CLO debt, 9.3% equities, and 0.1% bonds.

Fund Conversion

As a result of the positive progress being made in the litigation against Credit Suisse AG, the Fund successfully converted from an open-end fund to a closed-end fund at a special meeting of shareholders held on November 3, 2017. Although closed-end funds can often trade at a premium or discount to net asset value (NAV), the Fund’s underlying investment strategy has remained consistent during this transition. On February 2, 2018, the Fund entered into a financing agreement with Bank of America Merrill Lynch and Bank of America, N.A., and it is our intention to prudently employ leverage to enhance potential investment returns. The use of leverage is consistent with similar closed-end funds managed by other advisers. The conversion and use of leverage drove an increase in portfolio turnover from the prior year.

Manager’s Discussion

The strength in the leveraged loan market has continued into 2018. However, the asset class has not been entirely immune to the vacillations of the broader equity markets, as investors weigh the potential impacts of increasing trade tensions and rising macro concerns with a strengthening dollar against a U.S. economic growth backdrop that remains healthy. The market has mostly shrugged off these concerns and with the Federal Reserve more focused on the latter and seemingly intent on additional rate hikes, the environment has remained favorable for floating rate credit. Both CLO issuance and retail inflows are higher year-over-year, and net new loan issuance (i.e., new issuance excluding refinancings and repricings) has responded to this heightened demand with volumes trending 19% higher than 2017’s record pace. As a result, the average bid for the Index finished the twelve-month period ending June 30, 2018 at $98.05, roughly flat with levels a year prior. On a trailing 12-month basis, the headline leveraged loan default environment worsened somewhat to 1.99% from 1.42% a year earlier. However, this default increase was almost entirely the result of the well-telegraphed iHeart default in March. Excluding iHeart, the trailing default rate was 1.34%, well below the historical average of 3.1%. Thus, the default environment remains relatively benign, which is partially reflective of the positive economic growth experienced during the past year.

Two of the largest themes in the leveraged loan market over the past year have been the continuation of the repricing wave and the potential deterioration in lending standards. Repricing activity has begun to wane somewhat, and the rise in LIBOR has been able to mitigate much of the compression in spreads (3-month LIBOR has increased by 104 bps year-over-year to 2.34%). As a consequence, the market’s attention has increasingly been focused on credit underwriting quality. It is uncertain what specific “inning” of the credit cycle we are currently undergoing. However, it is probably safe to assume that we are in the later portion of the cycle, and concerns over lending standards in these stages are to be expected. Nonetheless, we believe that the Fund’s strategy remains well suited for this evolving investment environment. We continue to follow an investment approach centered on a diverse set of loan opportunities complemented by a selection of higher conviction credits and special situations, all of which is supported by a deep fundamental approach to valuation. As an enhancement to the core loan portfolio, the Fund also maintains exposure to floating rate CLO debt, which we believe is an investment adjacency and takes advantage of the manager’s extensive knowledge of the secondary CLO market. This asset class provides the Fund with exposure to additional assets whose risk may be mispriced by the market. Given the current opportunity set in the leveraged loan market, the Fund has marginally increased its exposure to CLO debt, where relative values have been more attractive in some instances.

Despite the market volatility experienced at the beginning of the year, the major U.S. equity indices have largely posted positive year-to-date returns, driven by accelerating economic growth. While growth may be moderate going forward, we do not foresee an end to the economic cycle during the near-term, which allows the Fed to continue down its rate hike path. Bank loans should benefit in this environment, and we remain constructive on the asset class. Nevertheless, as economic data evolves and other macro factors appear, it is likely that we will continue to encounter bouts of volatility. We believe that the Fund remains positioned to capitalize on these situations should they arise. Although it continues to hold a portfolio of higher conviction credits, the Fund remains well diversified with a number of higher quality credits that will presumably be less impacted by market volatility and could serve as rotation candidates as we optimize the portfolio to enhance its risk-adjusted return profile. We continue to believe that overall loans remain attractive versus other credit alternatives given the seniority, security, and floating rate nature of the asset class and as such should be a long-term allocation to any diversified fixed income portfolio. In addition to the Fund’s predominant loan portfolio, we believe that its continued allocation to CLO debt and certain catalyst-driven special situations will provide further opportunities to outperform the Index over time.

We thank you for your continued support and investment in the Fund.

Annual Report	1

CONSOLIDATED FUND PROFILE

Highland Floating Rate Opportunities Fund

Objective

Highland Floating Rate Opportunities Fund seeks to provide a high level of current income, consistent with preservation of capital.

Net Assets as of June 30, 2018

$1,085.5 million

Portfolio Data as of June 30, 2018

The information below provides a snapshot of Highland Floating Rate Opportunities Fund at the end of the reporting period. Highland Floating Rate Opportunities Fund is actively managed and the composition of its portfolio will change over time. Current and future holdings are subject to risk.

Quality Breakdown as of 06/30/2018 (%)(1)(2)
BBB	1.1
BB	22.5
B	52.7
CCC or lower	4.3
Equity	8.0
Not Rated	11.4

Top 5 Sectors as of 06/30/2018 (%)(2)(3)
Financial	28.7
Healthcare	11.3
Service	9.2
Industrials	8.2
Retail	8.0

Top 10 Holdings as of 06/30/2018 (%)(1)(2)
Metro-Goldwyn-Mayer, Inc. (Common Stocks)	4.3
CCS Medical, Inc. 12.00%, 04/01/19 (U.S. Senior Loans)	2.4
Ditech Holding Corporation (fka Walter Investment Management Corp.) 8.09%, 06/30/22 (U.S. Senior Loans)	2.0
iHeartCommunications, Inc. (fka Clear Channel Communications, Inc.) (U.S. Senior Loans)	2.0
Azure Midstream Energy LLC 8.59%, 11/15/18 (U.S. Senior Loans)	1.9
Sandvine Corporation 7.84%, 09/21/22 (Foreign Denominated or Domiciled Senior Loans)	1.8
Jernigan Capital, Inc. (Preferred Stocks)	1.8
Intelsat Jackson Holdings SA 5.85%, 11/27/23 (Foreign Denominated or Domiciled Senior Loans)	1.8
USS Ultimate Holdings, Inc. 5.84%, 08/25/24 (U.S. Senior Loans)	1.8
Traverse Midstream Partners LLC 6.34%, 09/27/24 (U.S. Senior Loans)	1.8

(1)

Quality is calculated as a percentage of total bonds & notes. Sectors and holdings are calculated as a percentage of total net assets. The quality ratings reflected were issued by Standard & Poors, a nationally recognized statistical rating organization. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). Quality ratings reflect the credit quality of the underlying bonds in the Fund’s portfolio and not that of the Fund itself. Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Fund’s investment adviser incorporates into its credit analysis process, along with such other issuer specific factors as cash flows, capital structure and leverage ratios, ability to deleverage through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate, and time to maturity) and the amount of any collateral.

(2)	Sectors and holdings are calculated as a percentage of total net assets.

(3)	Excludes the Fund’s investment in an investment company purchased with cash collateral from securities lending and cash equivalent investments.

2	Annual Report

CONSOLIDATED INVESTMENT PORTFOLIO

As of June 30, 2018	Highland Floating Rate Opportunities Fund

Principal Amount ($)		Value ($)

U.S. Senior Loans (a) - 87.3%

AEROSPACE - 3.2%
11,135,341	Accudyne Industries Borrower S.C.A. / Accudyne Industries, LLC (fka Silver II US Holdings, LLC) Term Loan, 1-month LIBOR + 3.250%, 08/18/2024	11,126,656
9,381,835	Engility Corporation Term Loan B-2, 1-month LIBOR + 2.750%, 08/12/2023	9,381,084
13,862,817	TransDigm, Inc. Term Loan E, 1-month LIBOR + 2.500%, 05/30/2025	13,775,135

		34,282,875

COMMERCIAL SERVICES - 1.9%
14,375,000	Employbridge LLC Term Loan B, 3-month LIBOR + 5.000%, 04/10/2025	14,530,753
5,754,808	Filtration Group Corporation 1st Lien Term Loan, 1-month LIBOR + 3.000%, 03/29/2025	5,762,721

		20,293,474

CONSUMER DISCRETIONARY - 4.3%
9,576,000	Flexera Software LLC 1st Lien Term Loan, 1-month LIBOR + 3.250%, 02/26/2025	9,571,547
13,754,147	Truck Hero, Inc. First Lien Term Loan, 1-month LIBOR + 3.750%, 04/21/2024	13,771,340
4,076,667	Second Lien Term Loan, 1-month LIBOR + 8.250%, 04/21/2025	4,127,625
19,442,974	USS Ultimate Holdings, Inc. First Lien Term Loan, 1-month LIBOR + 3.750%, 08/25/2024	19,497,706

		46,968,218

CONSUMER PRODUCTS - 3.3%
3,385,407	Dayco Products, LLC Term Loan B, 3-month LIBOR + 4.250%, 05/19/2023	3,393,871
19,068,966	KIK Custom Products, Inc. Term Loan B, 1-month LIBOR + 4.000%, 05/15/2023	18,987,922
11,352,935	Laureate Education, Inc. Term Loan B, 1-month LIBOR + 3.500%, 04/26/2024	11,375,811
1,882,353	Pelican Products, Inc. 1st Lien Term Loan, 1-month LIBOR + 3.500%, 05/01/2025	1,882,353

		35,639,957

ENERGY - 5.2%
20,874,241	Azure Midstream Energy LLC Term Loan B, 1-month LIBOR + 6.500%, 11/15/2018	20,456,756

Principal Amount ($)		Value ($)

ENERGY (continued)
10,000,000	BCP Renaissance Parent LLC Term Loan B, 3-month LIBOR + 3.500%, 10/31/2024	9,995,300
4,604,230	Fieldwood Energy LLC Exit 1st Lien Term Loan, 1-month LIBOR + 5.250%, 04/11/2022	4,620,898
15,904,030	Exit 2nd Lien Term Loan, 1-month LIBOR + 7.250%, 04/11/2023	15,479,870
5,970,000	SolarWinds Holdings, Inc. Term Loan B, 1-month LIBOR + 3.000%, 02/05/2024	5,974,955

		56,527,779

FINANCIAL - 9.7%
11,896,967	AssuredPartners, Inc. First Lien Term Loan, 1-month LIBOR + 3.250%, 10/22/2024	11,859,849
18,810,374	Canyon Valor Companies, Inc. (fka GTCR Valor Companies, Inc.) Term Loan B1, 3-month LIBOR + 3.250%, 06/16/2023	18,810,374
22,960,564	Ditech Holding Corporation (fka Walter Investment Management Corp.) Term Loan, 1-month LIBOR + 6.000%, 06/30/2022	22,104,365
1,304,348	Edelman Financial Group (The) 2nd Lien Term Loan 3-month LIBOR + 6.75%, 06/08/2026	1,317,189
6,891,892	Hub International Limited Term Loan B, 2-month LIBOR + 3.000%, 04/25/2025	6,858,190
6,495,237	LBM Borrower, LLC 1st Lien Term Loan, 1-month LIBOR + 3.750%, 08/20/2022	6,511,508
11,757,399	NFP Corp. Term Loan B, 1-month LIBOR + 3.000%, 01/08/2024	11,693,732
9,636,720	Ocwen Loan Servicing LLC Term Loan B, 1-month LIBOR + 5.000%, 12/05/2020	9,648,765
16,028,069	Russell Investments US Institutional Holdco, Inc. Term Loan B, 1-month LIBOR + 3.250%, 06/01/2023	16,132,252

		104,936,224

GAMING & LEISURE (b)(e) - 0.9%
49,138,954	Ginn-LA CS Borrower LLC First Lien Tranche B Term Loan	1
22,925,890	Ginn-LA CS Borrower LLC First Lien Tranche A Credit-Linked Deposit	—
11,940,100	LLV Holdco LLC Exit Revolver (c)	9,552,080

		9,552,081

HEALTHCARE - 9.9%
2,736,181	American Renal Holdings Inc. Term Loan B, 1-month LIBOR + 3.250%, 06/21/2024	2,729,340

See Glossary on page 11 for abbreviations along with accompanying Notes to Consolidated Financial Statements.	3

CONSOLIDATED INVESTMENT PORTFOLIO (continued)

As of June 30, 2018	Highland Floating Rate Opportunities Fund

Principal Amount ($)		Value ($)

U.S. Senior Loans (continued)

HEALTHCARE (continued)
13,888,889	BW NHHC Holdco, Inc. 1st Lien Term Loan, 1-month LIBOR + 5.000%, 05/15/2025	13,750,070
48,962,539	CCS Medical, Inc. 1st Lien Term Loan, PRIME + 7.000% PIK, 04/01/2019 (c)(e)	25,656,370
9,268,685	Quorum Health Corporation Term Loan B, 1-month LIBOR + 6.750%, 04/29/2022	9,444,790
9,459,313	Radnet Management, Inc. Reprice Term Loan, 3-month LIBOR + 3.750%, 06/30/2023	9,512,569
1,777,778	Sound Inpatient Physicians Holdings LLC 2nd Lien Term Loan 3-month LIBOR + 6.75%, 06/26/2026	1,786,667
17,962,723	Surgery Center Holdings, Inc. Term Loan B, 2-month LIBOR + 3.250%, 09/02/2024	17,942,066
12,394,679	U.S. Renal Care, Inc. Term Loan B 3-month LIBOR + 4.25%, 12/31/2022	12,234,540
2,375,000	2nd Lien Term Loan, 3-month LIBOR + 8.000%, 12/29/2023	2,377,969
12,676,056	Vyaire Medical, Inc. Term Loan B, 3-month LIBOR + 4.750%, 04/04/2025	12,454,225

		107,888,606

HOUSING - 2.4%
14,439,694	Builders FirstSource, Inc. Term Loan B, 3-month LIBOR + 3.000%, 02/29/2024	14,457,744
2,182,139	Capital Automotive LP Second Lien Term Loan, 1-month LIBOR + 6.000%, 03/24/2025	2,201,232
9,603,616	HD Supply Waterworks, Ltd. Term Loan B, 6-month LIBOR + 3.000%, 08/01/2024	9,615,621
1,743,503	Nevada Land Group LLC First Lien Initial Term Loan (b)(c)(e)	—

		26,274,597

INDUSTRIALS - 7.9%
1,290,323	American Traffic Solutions, Inc. 2nd Lien Term Loan, 1-month LIBOR + 7.750%, 02/23/2026	1,291,936
7,031,802	Aquilex Holdings LLC First Lien Term Loan, 1-month LIBOR + 3.750%, 10/03/2024	7,049,382
4,000,000	Second Lien Term Loan, 1-month LIBOR + 8.500%, 10/03/2025	4,010,000
9,453,918	ATS Consolidated, Inc. 1st Lien Term Loan, 1-month LIBOR + 3.750%, 02/28/2025	9,520,899
15,000,000	Covia Holdings Corporation (fka Unimin Corporation) Term Loan, 3-month LIBOR + 3.750%, 06/01/2025	15,021,150

Principal Amount ($)		Value ($)

INDUSTRIALS (continued)
14,904,912	Hayward Industries, Inc. First Lien Term Loan, 1-month LIBOR + 3.500%, 08/05/2024	14,953,875
10,500,000	NN, Inc. 2nd Lien Term Loan, 1-month LIBOR + 8.000%, 04/14/2023	10,447,500
7,821,560	Omnimax International, Inc. Unsecured Term Loan, PIK 14.000%, Cash 2.000%, 02/06/2021 (e)	7,727,701
6,315,789	Pisces Midco, Inc. (aka PlyGem Industries, Inc.) Term Loan, 3-month LIBOR + 3.750%, 04/12/2025	6,309,884
2,493,750	Prometric Holdings Inc. (fka ETS Holdings Inc.) 1st Lien Term Loan, 1-month LIBOR + 3.000%, 01/29/2025	2,492,191
7,500,000	SRS Distribution, Inc. 1st Lien Term Loan, 3-month LIBOR + 3.250%, 05/23/2025	7,400,025

		86,224,543

INFORMATION TECHNOLOGY - 5.7%
12,330,271	Avaya, Inc. Term Loan B, 3-month LIBOR + 4.250%, 12/15/2024	12,363,994
9,315,644	CCC Information Services, Inc. First Lien Term Loan, 1-month LIBOR + 3.000%, 04/27/2024	9,313,175
18,613,551	Kronos Incorporated Term Loan B, 3-month LIBOR + 3.000%, 11/01/2023	18,601,918
4,800,000	Second Lien Term Loan, 3-month LIBOR + 8.250%, 11/01/2024	4,958,568
16,593,933	NeuStar, Inc. Term Loan B4, 1-month LIBOR + 3.500%, 08/08/2024	16,633,675

		61,871,330

MANUFACTURING - 1.9%
903,396	SMG Holdings Inc. 1st Lien Term Loan, 1-month LIBOR + 3.250%, 01/23/2025	903,396
10,706,286	VC GB Holdings, Inc. Second Lien Term Loan, 1-month LIBOR + 8.000%, 02/28/2025	10,786,583
8,659,178	First Lien Term Loan, 1-month LIBOR + 3.000%, 02/28/2024	8,659,178

		20,349,157

MEDIA & TELECOMMUNICATIONS - 2.8%
8,652,504	Fort Dearborn Holding Company, Inc. First Lien Term Loan, 3-month LIBOR + 4.000%, 10/19/2023	8,576,795
28,571,429	iHeartCommunications, Inc. (fka Clear Channel Communications, Inc.) Term Loan D (b)	21,867,857

		30,444,652

4	See Glossary on page 11 for abbreviations along with accompanying Notes to Consolidated Financial Statements.

CONSOLIDATED INVESTMENT PORTFOLIO (continued)

As of June 30, 2018	Highland Floating Rate Opportunities Fund

Principal Amount ($)		Value ($)

U.S. Senior Loans (continued)

METALS & MINERALS - 2.9%
5,518,085	84 Lumber Company Term Loan B, 1-month LIBOR + 5.250%, 10/25/2023	5,573,266
15,297,054	MacDermid, Incorporated (Platform Specialty Products Corporation) Term Loan B-6, 1-month LIBOR + 3.000%, 06/07/2023	15,336,903
6,191,227	Peabody Energy Corporation Term Loan, 1-month LIBOR + 2.750%, 03/31/2025	6,160,364
1,507,839	Tronox Blocked Borrower LLC Term Loan B, 1-month LIBOR + 3.000%, 09/22/2024	1,509,912
3,479,629	Tronox Finance LLC Term Loan B, 1-month LIBOR + 3.000%, 09/22/2024	3,484,414

		32,064,859

OIL & GAS - 1.8%
19,099,338	Traverse Midstream Partners LLC Term Loan, 3-month LIBOR + 4.000%, 09/27/2024	19,121,493

REAL ESTATE (e) - 0.1%
1,200,000	Bridgeview Louetta LLC Mezzanine Term Loan, 12.000% Fixed, 08/04/2021	1,277,998

RETAIL - 8.0%
13,872,225	Academy, Ltd. Term Loan B, 1-month LIBOR + 4.000%, 07/01/2022	11,581,365
1,178,368	General Nutrition Centers, Inc. FILO Term Loan, 1-month LIBOR + 7.000%, 12/31/2022	1,219,399
7,886,608	Harbor Freight Tools USA, Inc. Term Loan B, 1-month LIBOR + 2.500%, 08/18/2023	7,860,345
14,007,033	Jo-Ann Stores, Inc. Term Loan, 3-month LIBOR + 5.000%, 10/20/2023	13,931,185
9,604,167	2nd Lien Term Loan, 3-month LIBOR + 9.250%, 05/02/2024	9,520,130
7,782,899	Leslie’s Poolmart, Inc. Tranche B Term Loan, 1-month LIBOR + 3.500%, 08/16/2023	7,785,817
14,963,998	Men’s Wearhouse, Inc. (The) Term Loan, 1-month LIBOR + 3.500%, 04/09/2025	15,070,018
4,986,057	Michaels Stores, Inc. Term Loan B, 1-month LIBOR + 2.500%, 01/28/2023	4,954,895
4,453,488	Neiman Marcus Group, Inc. (The) 1-month LIBOR + 3.250%, 10/25/2020	3,958,038
14,988,683	Toys ‘R’ Us-Delaware, Inc. Term Loan B-4 (b)	7,601,361

Principal Amount ($)		Value ($)

RETAIL (continued)
3,367,190	Toys ‘R’ Us-Delaware, Inc. Initial Loan, 1-month LIBOR + 9.750%, 01/18/2019	3,411,385

		86,893,938

SERVICE - 9.2%
6,755,783	Advantage Sales & Marketing, Inc. First Lien Term Loan, 1-month LIBOR + 3.250%, 07/23/2021	6,405,360
13,710,000	Second Lien Term Loan, 1-month LIBOR + 6.500%, 07/25/2022	12,556,098
2,205,745	Incremental Term Loan B, 1-month LIBOR + 3.250%, 07/25/2021	2,090,859
14,122,575	CSC SW Holdco, Inc. (fka CSC Serviceworks, Inc.) (aka Spin Holdco) Term Loan B, 2-month LIBOR + 3.250%, 11/14/2022	14,091,081
6,050,844	EnergySolutions, LLC (aka Envirocare of Utah, LLC) Term Loan B, 3-month LIBOR + 3.750%, 05/09/2025	6,069,753
14,702,534	Parexel International Corporation Term Loan B, 1-month LIBOR + 2.750%, 09/27/2024	14,641,298
18,692,217	USI, Inc. (fka Compass Investors Inc.) Repriced Term Loan, 3-month LIBOR + 3.000%, 05/16/2024	18,605,765
9,025,376	Wash Multifamily Parent Inc. First Lien Term Loan, 1-month LIBOR + 3.250%, 05/14/2022	9,047,940
1,424,359	First Lien Term Loan, 1-month LIBOR + 3.250%, 05/14/2022	1,427,920
15,015,000	Weight Watchers International, Inc. Term Loan B, 3-month LIBOR + 4.750%, 11/29/2024	15,216,802

		100,152,876

TELECOMMUNICATIONS - 1.4%
10,366,875	Crown Finance US, Inc. (aka Cineworld Group plc) USD Term Loan, 1-month LIBOR + 2.500%, 02/28/2025	10,306,747
5,178,595	TerreStar Corporation Term Loan D, PIK 11.000%, 02/27/2020 (e)	5,168,238

		15,474,985

TRANSPORTATION - 0.9%
9,451,699	Gruden Acquisition, Inc. (aka Quality Distribution) Term Loan, 3-month LIBOR + 5.500%, 08/18/2022	9,534,449

UTILITIES - 3.9%
9,503,052	Granite Acquisition, Inc. Term Loan B, 3-month LIBOR + 3.500%, 12/19/2021	9,560,071

See Glossary on page 11 for abbreviations along with accompanying Notes to Consolidated Financial Statements.	5

CONSOLIDATED INVESTMENT PORTFOLIO (continued)

As of June 30, 2018	Highland Floating Rate Opportunities Fund

Principal Amount ($)		Value ($)

U.S. Senior Loans (continued)

UTILITIES (continued)
434,327	Term Loan C, 3-month LIBOR + 3.500%, 12/19/2021	436,933
2,319,304	Second Lien Term Loan B, 3-month LIBOR + 7.250%, 12/19/2022	2,330,900
17,172,703	Lightstone Holdco LLC Term Loan B, 1-month LIBOR + 3.750%, 01/30/2024	17,262,602
1,099,493	Term Loan C, 1-month LIBOR + 3.750%, 01/30/2024	1,105,249
1,969,697	Pike Corporation Term Loan B, 1-month LIBOR + 3.500%, 03/23/2025	1,978,521
59,127,210	Texas Competitive Electric Holdings Co., LLC Non Extended Escrow Loan (d)	118,254
9,891,484	Vistra Operations Company LLC Term Loan B-2, 1-month LIBOR + 2.250%, 12/14/2023	9,858,545

		42,651,075

	Total U.S. Senior Loans (Cost $1,050,608,280)	948,425,166

Principal Amount

Foreign Denominated or Domiciled Senior Loans (a) - 7.8%

CANADA - 3.6%
19,892,349	Sandvine Corporation Term Loan B, 3-month LIBOR + 5.750%, 09/21/2022	20,066,408
3,809,452	Telesat Canada Term Loan B4, 3-month LIBOR + 2.500%, 11/17/2023	3,788,024
15,000,000	Valeant Pharmaceuticals International, Inc. 1-month LIBOR + 3.000%, 06/01/2025	14,968,800

		38,823,232

LUXEMBOURG - 4.2%
17,545,526	Evergreen Skills Lux S.a.r.l. First Lien Initial Term Loan, 1-month LIBOR + 4.750%, 04/28/2021	16,640,791
20,000,000	Intelsat Jackson Holdings SA Term Loan B3, 1-month LIBOR + 3.750%, 11/27/2023	19,982,800
9,204,545	Travelport Finance (Luxembourg) S.a.r.l. 3-month LIBOR + 2.500%, 03/17/2025	9,183,283

		45,806,874

	Total Foreign Denominated or Domiciled Senior Loans (Cost $84,491,603)	84,630,106

Collateralized Loan Obligations (f)(g) - 19.0%
	Acis CLO, Ltd. (m)(o)
7,369,780	Series 2014-4A, Class A, 3M USD LIBOR + 1.420%, FRN 05/01/2026	7,382,683

Principal Amount ($)		Value ($)
750,000	Series 2014-4A, Class D, 3M USD LIBOR + 3.100%, FRN 05/01/2026	747,113
3,000,000	Series 2014-3A, Class D, 3M USD LIBOR + 3.120%, FRN 02/01/2026	2,991,150
1,000,000	Series 2015-6A, Class D, 3M USD LIBOR + 3.770%, FRN 05/01/2027	1,001,562
7,000,000	Series 2014-5A, Class D, 3M USD LIBOR + 4.340%, FRN 11/01/2026	6,951,000
14,750,000	Series 2014-4A, Class E, 3M USD LIBOR + 4.800%, FRN 05/01/2026	14,086,250
7,500,000	Series 2015-6A, Class E, 3M USD LIBOR + 5.490%, FRN 05/01/2027	7,331,250
3,000,000	Series 2013-1A, Class E, 3M USD LIBOR + 5.600%, FRN 04/18/2024	3,001,875
4,000,000	Series 2014-3A, Class E, 3M USD LIBOR + 4.750%, FRN 02/01/2026	3,781,600
4,000,000	Apidos CLO XVII Series 2014-17A, Class E, 3M USD LIBOR + 5.500%, FRN 04/17/2026	3,999,600
1,000,000	Apidos CLO XXI Series 2015-21A, Class ER, 3M USD LIBOR + 8.250%, FRN 07/18/2027	1,000,000
2,000,000	Birchwood Park CLO, Ltd. Series 2014-1A, Class E1, 3M USD LIBOR + 5.100%, FRN 07/15/2026	1,980,000
	BlueMountain CLO, Ltd.
6,500,000	Series 2015-3A, Class ER, 3M USD LIBOR + 8.080%, FRN 04/20/2031	6,396,650
3,000,000	Series 2014-2A, Class F, 3M USD LIBOR + 5.500%, FRN 07/20/2026	2,940,000
5,029,000	Catamaran CLO, Ltd. Series 2014-1A, Class DR, 3M USD LIBOR + 6.780%, FRN 04/22/2030	5,054,145
1,250,000	CFIP CLO, Ltd. Series 2017-1A, Class E, 3M USD LIBOR + 6.200%, FRN 01/18/2030	1,259,625
2,000,000	Dorchester Park CLO, Ltd. Series 2015-1A, Class FR, 3M USD LIBOR + 6.710%, FRN 04/20/2028	1,920,000
437,500	Dryden 37 Senior Loan Fund Series 2015-37A, Class FR, 3M USD LIBOR + 7.480%, FRN 01/15/2031	420,000
2,500,000	Dryden XXVI Senior Loan Fund Series 2013-26A, Class FR, 3M USD LIBOR + 7.590%, FRN 04/15/2029	2,400,000
3,250,000	ECP CLO, Ltd. Series 2015-7A, Class DR, 3M USD LIBOR + 5.900%, FRN 04/22/2030	3,160,625
6,500,000	Figueroa CLO, Ltd. Series 2014-1A, Class ER, 3M USD LIBOR + 6.450%, FRN 01/15/2027	6,500,000
2,000,000	Galaxy CLO, Ltd. Series 2018-28A, Class E, 3M USD LIBOR + 6.000%, FRN 07/15/2031	1,980,000
3,000,000	Galaxy XV CLO, Ltd. Series 2013-15A, Class ER, 3M USD LIBOR + 6.645%, FRN 10/15/2030	3,054,000
3,000,000	Galaxy XXIII CLO, Ltd. Series 2017-23A, Class F, 3M USD LIBOR + 7.250%, FRN 04/24/2029	2,804,100

6	See Glossary on page 11 for abbreviations along with accompanying Notes to Consolidated Financial Statements.

CONSOLIDATED INVESTMENT PORTFOLIO (continued)

As of June 30, 2018	Highland Floating Rate Opportunities Fund

Principal Amount ($)		Value ($)

Collateralized Loan Obligations (continued)
2,500,000	Galaxy XXVII CLO, Ltd. Series 2018-27A, Class E, 3M USD LIBOR + 5.780%, FRN 05/16/2031	2,478,750
1,985,000	Greywolf CLO III, Ltd. Series 2014-1A, Class E, 3M USD LIBOR + 5.750%, FRN 04/22/2026	1,915,525
4,750,000	Jefferson Mill CLO, Ltd. Series 2015-1A, Class E, 3M USD LIBOR + 5.600%, FRN 07/20/2027	4,720,075
7,500,000	JMP Credit Advisors CLO, Ltd. Series 2018-1A, Class SSUB, 3M USD LIBOR + 6.900%, FRN 07/17/2030	7,500,000
3,000,000	KVK CLO, Ltd. Series 2018-1A, Class E, 3M USD LIBOR + 5.850%, FRN 05/20/2029	2,925,000
1,000,000	MP CLO VIII, Ltd. Series 2015-2A, Class ER, 3M USD LIBOR + 5.450%, FRN 10/28/2027	990,000
2,075,000	Nassau 2017-I, Ltd. Series 2017-IA, Class D, 3M USD LIBOR + 6.180%, FRN 10/15/2029	2,081,225
7,400,000	Neuberger Berman CLO XX, Ltd. Series 2015-20A, Class FR, 3M USD LIBOR + 7.450%, FRN 01/15/2028	7,402,220
4,000,000	Octagon Investment Partners XIV, Ltd. Series 2012-1A, Class ER, 3M USD LIBOR + 8.350%, FRN 07/15/2029	3,970,000
1,000,000	Palmer Square CLO, Ltd. Series 2015-1A, Class DR, 3M USD LIBOR + 6.200%, FRN 05/21/2029	1,007,500
5,500,000	Shackleton CLO, Ltd. Series 2013-4RA, Class D, 3M USD LIBOR + 5.850%, FRN 04/13/2031	5,478,000
1,800,000	Silver Spring CLO, Ltd. Series 2014-1A, Class F, 3M USD LIBOR + 5.200%, FRN 10/15/2026	1,359,000
1,000,000	Sound Harbor Loan Fund, Ltd. Series 2014-1A, Class D, 3M USD LIBOR + 7.000%, FRN 10/30/2026	1,001,500
5,000,000	Thacher Park CLO, Ltd. Series 2014-1A, Class E1, 3M USD LIBOR + 4.950%, FRN 10/20/2026 (o)	4,915,000
1,500,000	THL Credit Wind River CLO, Ltd. Series 2014-2A, Class FR, 3M USD LIBOR + 7.870%, FRN 01/15/2031	1,420,050
5,500,000	TICP CLO I, Ltd. Series 2015-1A, Class E, 3M USD LIBOR + 5.500%, FRN 07/20/2027 (o)	5,472,500
	TICP CLO I-2, Ltd.
1,100,000	Series 2018-IA, Class E, 3M USD LIBOR + 8.000%, FRN 04/26/2028	1,100,000
8,050,000	Series 2018-IA, Class D, 3M USD LIBOR + 5.770%, FRN 04/26/2028	8,050,000
6,200,000	TICP CLO II-2, Ltd. Series 2018-IIA, Class D, 3M USD LIBOR + 5.670%, FRN 04/20/2028	6,139,240
	TICP CLO III-2, Ltd.
4,000,000	Series 2018-3R, Class E, 3M USD LIBOR + 5.900%, FRN 04/20/2028	3,970,000

Principal Amount ($)		Value ($)
4,150,000	Series 2018-3R, Class F, 3M USD LIBOR + 7.980%, FRN 04/20/2028	4,139,625
5,000,000	Venture XIII CLO, Ltd. Series 2013-13A, Class ER, 3M USD LIBOR + 6.750%, FRN 09/10/2029	5,056,250
3,625,000	Venture XVIII CLO, Ltd. Series 2014-18A, Class ER, 3M USD LIBOR + 6.590%, FRN 10/15/2029	3,646,460
	Voya CLO, Ltd.
3,000,000	Series 2014-2A, Class DR, 3M USD LIBOR + 6.300%, FRN 04/17/2030	3,027,000
2,850,000	Series 2013-2A, Class ER, 3M USD LIBOR + 7.850%, FRN 04/25/2031	2,760,937
4,550,000	Series 2013-2A, Class DR, 3M USD LIBOR + 5.600%, FRN 04/25/2031	4,520,425
4,480,000	Series 2016-1A, Class DR, 3M USD LIBOR + 5.250%, FRN 01/20/2031	4,440,576
3,000,000	Series 2014-2A, Class ER, 3M USD LIBOR + 7.700%, FRN 04/17/2030	2,847,000
2,000,000	West CLO, Ltd. Series 2013-1A, Class D, 3M USD LIBOR + 4.900%, FRN 11/07/2025	2,001,000
1,871,937	Westchester CLO, Ltd. (m) Series 2007-1A, Class E, 3M USD LIBOR + 4.300%, FRN 08/01/2022	1,871,937
4,000,000	Z Capital Credit Partners CLO 2015-1, Ltd. Series 2015-1A, Class E, 3M USD LIBOR + 5.970%, FRN 07/16/2027 (o)	3,991,667
2,000,000	Zais CLO 3, Ltd. Series 2015-3A, Class DR, 3M USD LIBOR + 6.910%, FRN 07/15/2031	1,950,000

	Total Collateralized Loan Obligations (Cost $206,981,464)	206,291,690

Corporate Bonds & Notes - 0.1%

INFORMATION TECHNOLOGY (b) - 0.0%
4,571,000	Avaya, Inc.	—

UTILITIES - 0.1%
15,600,000	Ocean Rig UDW, Inc. (b)(e)	1,076,400
20,000,000	Texas Competitive Electric Holdings Co., LLC (d)	68,000
8,000,000	Texas Competitive Electric Holdings Co., LLC (d)	80,000

		1,224,400

	Total Corporate Bonds & Notes (Cost $13,791,514)	1,224,400

Shares

Claims (h) - 0.0%

TELECOMMUNICATIONS (e) - 0.0%
3,791,858	Lehman Brothers Commercial Paper LCPI Claim Facility	52,138

	Total Claims (Cost $1,819,529)	52,138

See Glossary on page 11 for abbreviations along with accompanying Notes to Consolidated Financial Statements.	7

CONSOLIDATED INVESTMENT PORTFOLIO (continued)

As of June 30, 2018	Highland Floating Rate Opportunities Fund

Shares		Value ($)

Common Stocks (i) - 8.7%

ENERGY - 0.8%
137,142	Fieldwood Energy, Inc.	7,028,528
30,277	Fieldwood Energy, Inc.	1,551,696
1,118,286	Value Creation, Inc. (e)	1

		8,580,225

GAMING & LEISURE (c)(e) - 0.0%
44	LLV Holdco LLC - Litigation Trust Units	—
34,512	LLV Holdco LLC - Series A, Membership Interest	—
436	LLV Holdco LLC - Series B, Membership Interest	—

		—

HEALTHCARE (c)(e) - 0.0%
207,031	CCS Medical, Inc.	—

HOUSING (e) - 0.7%
1,648,350	Westgate Investments LLC	7,384,608

INDUSTRIALS - 0.2%
250,627	Remington Outdoor Co., Inc.	1,879,703

MATERIALS - 0.9%
299,032	MPM Holdings, Inc.	10,092,330

MEDIA & TELECOMMUNICATIONS - 4.4%
10,939,879	Gambier Bay LLC (c)(e)	1,408,509
501,736	Metro-Goldwyn-Mayer, Inc., Class A (j)	46,818,241

		48,226,750

METALS & MINERALS (e) - 0.5%
14,621	Omnimax International, Inc.	4,932,895

REAL ESTATE (c)(e) - 0.6%
1,225,384	Allenby	1
8,257,632	Claymore	8
325,472	NFRO REIT SUB, LLC (c)	6,613,601

		6,613,610

TELECOMMUNICATIONS (j)(e) - 0.6%
27,134	TerreStar Corporation	7,104,495

UTILITIES (e) - 0.0%
10,378	Entegra TC LLC, Class A	84,269

	Total Common Stocks (Cost $357,211,562)	94,898,885

Preferred Stocks - 1.8%

REAL ESTATE INVESTMENT TRUST - 1.8%
20,000	Jernigan Capital, Inc.	20,000,000

	Total Preferred Stocks (Cost $20,000,000)	20,000,000

Exchange-Traded Funds - 0.2%
105,000	Sprott Gold Miners ETF (I)	2,022,625

	Total Exchange-Traded Funds (Cost $1,995,304)	2,022,625

Shares		Value ($)

Rights - 0.1%
Units

UTILITIES - 0.1%
1,117,866	Texas Competitive Electric Holdings Co., LLC	651,157

	Total Rights (Cost $3,925,049)	651,157

Warrants (i) - 0.1%

ENERGY (i) - 0.0%
5,801	Arch Coal, Inc., expires 10/05/2023	179,831

GAMING & LEISURE (c)(i)(e) - 0.0%
1,834	LLV Holdco LLC - Series C, Membership Interest	—
2,522	LLV Holdco LLC - Series D, Membership Interest	—
2,819	LLV Holdco LLC - Series E, Membership Interest	—
3,172	LLV Holdco LLC - Series F, Membership Interest	—
3,594	LLV Holdco LLC - Series G, Membership Interest	—

		—

INDUSTRIALS (i) - 0.1%
453	Omnimax Holdings, Inc. (e)	152,689
178,140	Remington Outdoor Co., Inc.	155,873

		308,562

INFORMATION TECHNOLOGY (i)(e) - 0.0%
18,641	Avaya Holdings Corp.	66,735

	Total Warrants (Cost $290,959)	555,128

Shares

Registered Investment Companies - 0.9%
427,345	NexPoint Strategic Opportunities Fund, Common (c)(I)	9,380,223
132,000	State Street Navigator Securities Lending Government Money Market Portfolio 1.93% (k)	132,000

	Total Registered Investment Companies (Cost $9,824,243)	9,512,223

Principal Amount

Cash Equivalents - 19.7%
213,778,186	State Street Institutional U.S. Government Money Market Fund, Premier Class 1.82% (n)	213,778,186

	Total Cash Equivalents (Cost $213,778,186)	213,778,186

Total Investments - 145.7%		1,582,041,704

(Cost $1,964,717,693)

8	See Glossary on page 11 for abbreviations along with accompanying Notes to Consolidated Financial Statements.

CONSOLIDATED INVESTMENT PORTFOLIO (continued)

As of June 30, 2018	Highland Floating Rate Opportunities Fund

Principal Amount ($)		Value ($)

Securities Sold Short - (0.9)%

Exchange-Traded Funds - (0.2)%
(15,000)	Invesco QQQ Trust Series 1 ETF, Series 1	(2,574,750)

	Total Exchange-Traded Funds (Proceeds $2,639,898)	(2,574,750)

U.S. Treasuries - (0.7)%
(7,000,000)	U.S. Treasury Bond 3.125%	(7,195,645)

	Total U.S. Treasuries (Cost $7,200,140)	(7,195,645)

	Total Securities Sold Short (Proceeds $9,840,038)	(9,770,395)

Other Assets & Liabilities, Net - (44.8)%		(486,724,401)

Net Assets - 100.0%		1,085,546,908

(a)

Senior loans (also called bank loans, leveraged loans, or floating rate loans) in which the Fund invests generally pay interest at rates which are periodically determined by reference to a base lending rate plus a spread (unless otherwise identified, all senior loans carry a variable rate of interest). These base lending rates are generally (i) the Prime Rate offered by one or more major United States banks, (ii) the lending rate offered by one or more European banks such as the London Interbank Offered Rate (“LIBOR”) or (iii) the Certificate of Deposit rate. Rate shown represents the weighted average rate at June 30, 2018. Senior loans, while exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”), contain certain restrictions on resale and cannot be sold publicly. Senior secured floating rate loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturity shown.

(b)	The issuer is, or is in danger of being, in default of its payment obligation.
(c)	Affiliated issuer. Assets with a total aggregate market value of $52,610,792, or 4.8% of net assets, were affiliated with the Fund as of June 30, 2018.
(d)	Represents value held in escrow pending future events. No interest is being accrued.
(e)

Represents fair value as determined by the Fund’s Board of Trustees (the “Board”), or its designee in good faith, pursuant to the policies and procedures approved by the Board. Securities with a total aggregate value of $78,258,737, or 7.2% of net assets, were fair valued under the Fund’s valuation procedures as of June 30, 2018. Classified as Level 3 within the three-tier fair value hierarchy. Please see Note 2 for an explanation of this hierarchy, as well as a list of unobservable inputs used in the valuation of these instruments.

(f)

Securities exempt from registration under Rule 144A of the 1933 Act. These securities may only be resold in transaction exempt from registration to qualified institutional buyers. At June 30, 2018, these securities amounted to $206,291,690 or 19.0% of net assets.

(g)

Variable or floating rate security. The base lending rates are generally the lending rate offered by one or more European banks such as the LIBOR. The interest rate shown reflects the rate in effect June 30, 2018. Current LIBOR rates include 1 month which is equal to 2.09% and 3 months equal to 2.34%.

(h)	These positions represent claims that have been filed with the United States Bankruptcy Court Southern District of New York against Lehman Commercial Paper, Inc. UK Branch.
(i)	Non-income producing security.

(j)

Restricted Securities. These securities are not registered and may not be sold to the public. There are legal and/or contractual restrictions on resale. The Fund does not have the right to demand that such securities be registered. The values of these securities are determined by valuations provided by pricing services, brokers, dealers, market makers, or in good faith under the procedures established by the Fund’s Board of Trustees. Additional Information regarding such securities follows:

Restricted Security	Security Type	Acquisition Date	Cost of Security	Market Value at Period End	Percent of Net Assets
Metro-Goldwyn-Mayer, Inc.	Common Stocks	12/20/2010	$21,845,688	$46,818,241	4.3%
TerreStar Corporation	Common Stocks	03/16/2018	3,093,276	7,104,495	0.6%

(k)	Represents investments of cash collateral received in connection with securities lending.
(l)	All or part of this security is pledged as collateral for short sales. The market value of the securities pledged as collateral was $11,402,848.
(m)	Securities of collateralized loan obligations where an affiliate of the Investment Adviser serves as collateral manager.
(n)	Rate shown is 7 day effective yield.
(o)	As of June 30, 2018, investments with a total aggregate value of $61,653,650 were fully or partially segregated with broker(s)/custodian as collateral for reverse repurchase agreements.

As of June 30, 2018, $19,672,674 in cash was segregated or on deposit with the brokers to cover investments sold short and reverse repurchase agreements and is included in “Other Assets & Liabilities, Net.

Foreign Denominated or Domiciled Senior Loans Industry Concentration Table: (% of Net Assets)
Information Technology	5.2%
Healthcare	1.4%
Transportation	0.8%
Media & Telecommunications	0.4%

Total	7.8%

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Total
Securities Lending Transactions[1]
Common Stocks	$132,000	$132,000

Total Borrowings	$132,000	$132,000

Gross amount of recognized liabilities for securities lending transactions		$132,000

[1]	Amounts represent the payable for cash collateral received on securities on loan. This will generally be in “Overnight and Continuous” column as the securities are typically callable on demand.

See Glossary on page 11 for abbreviations along with accompanying Notes to Consolidated Financial Statements.	9

CONSOLIDATED INVESTMENT PORTFOLIO (concluded)

As of June 30, 2018	Highland Floating Rate Opportunities Fund

The average amount of borrowing by the Fund on reverse repurchase agreements outstanding during the year ended June 30, 2018 was $34,193,611 at a weighted average interest rate of 3.4715%. The Fund had $137,502 of cash pledged as collateral as of June 30, 2018.

Reverse Repurchase Agreements outstanding as of June 30, 2018 were as follows:

Counterparty	Collateral Pledged	Interest Rate	Trade Date	Maturity Date	Repurchase Amount	Principal Amount	Value
BNP	Acis CLO, Ltd., Series 2014-4A, Class E, 3M USD LIBOR + 4.800%, FRN, 05/01/2026	3.6411	6/28/2018	7/27/2018	$(10,784,440)	$14,750,000	$(10,752,900)
BNP	Acis CLO, Ltd., Series 2015-6A, Class E, 3M USD LIBOR + 5.490%, FRN, 05/01/2027	3.6411	6/28/2018	7/27/2018	(5,581,323)	7,500,000	(5,565,000)
BNP	Acis CLO, Ltd., Series 2014-3A, Class E, 3M USD LIBOR + 4.750%, FRN, 02/01/2026	3.6435	6/28/2018	7/27/2018	(2,923,355)	4,000,000	(2,914,800)
BNP	Acis CLO, Ltd., Series 2013-1A, Class E, 3M USD LIBOR + 5.600%, FRN, 04/18/2024	3.6435	6/28/2018	7/27/2018	(2,269,542)	3,000,000	(2,262,900)
BNP	Acis CLO, Ltd., Series 2015-6A, Class D, 3M USD LIBOR + 3.770%, FRN, 05/01/2027	3.3435	6/28/2018	7/27/2018	(809,875)	1,000,000	(807,700)
BNP	Acis CLO, Ltd., Series 2014-5A, Class D, 3M USD LIBOR + 4.340%, FRN, 11/01/2026	3.3435	6/28/2018	7/27/2018	(5,676,147)	7,000,000	(5,660,900)
BNP	Acis CLO, Ltd., Series 2014-4A, Class D, 3M USD LIBOR + 3.100%, FRN, 05/01/2026	3.3435	6/28/2018	7/27/2018	(599,210)	750,000	(597,600)
BNP	Acis CLO, Ltd., Series 2014-3A, Class D, 3M USD LIBOR + 3.120%, FRN, 02/01/2026	3.3435	6/28/2018	7/27/2018	(2,397,741)	3,000,000	(2,391,300)
BNP	Acis CLO, Ltd., Series 2014-4A, Class A, 3M USD LIBOR + 1.420%, FRN, 05/01/2026	2.8435	6/28/2018	7/27/2018	(6,635,437)	7,369,780	(6,620,273)
BNP	Thacher Park CLO, Ltd. Series 2014-1A, Class E1, 3M USD LIBOR + 4.950%, FRN, 10/20/2026	3.5547	6/4/2018	7/5/2018	(3,796,084)	5,000,000	(3,784,500)
BNP	TICP CLO I, Ltd. Series 2015-1A, Class E, 3M USD LIBOR + 5.500%, FRN, 07/20/2027	3.6411	6/25/2018	7/26/2018	(4,209,106)	5,500,000	(4,195,950)
BNP	Z Capital Credit Partners CLO 2015-1, Ltd. Series 2015-1A, Class E, 3M USD LIBOR + 5.970%, FRN, 07/16/2027	3.5547	6/4/2018	7/5/2018	(3,018,812)	4,000,000	(3,009,600)

Total Reverse Repurchase Agreements						$62,869,780	$(48,563,423)

10	See Glossary on page 11 for abbreviations along with accompanying Notes to Consolidated Financial Statements.

GLOSSARY: (abbreviations that may be used in the preceding statements) (unaudited)

Other Abbreviations:
CLO	Collateralized Loan Obligation
PIK	Payment-in-Kind

Annual Report	11

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

As of June 30, 2018	Highland Floating Rate Opportunities Fund

($)
Assets
Investments from unaffiliated issuers, at value (a)	1,315,652,726
Affiliated issuers, at value (Note 10)	52,610,792

Total Investments, at value	1,368,263,518
Cash equivalents (Note 2)	213,778,186
Cash	3,861,905
Restricted Cash (Note 2)	19,672,674
Deferred financing cost	1,665,000
Receivable for:
Investments sold and principal paydowns	41,983,737
Dividends and interest	9,455,994
Prepaid expenses and other assets	663,881

Total assets	1,659,344,895

Liabilities
Notes payable	450,000,000
Securities sold short, at value (Note 2 and Note 8)	9,770,395
Reverse repurchase agreements (Note 3)	48,563,423
Prepaid interest income	250,000

Payable for:
Investments purchased	62,997,241
Investment advisory fees (Note 7)	1,070,049
Interest expense and commitment fee payable (Note 6)	298,633
Upon receipt of securities loaned (Note 4)	132,000
Dividends on securities sold short	9,459
Accrued expenses and other liabilities	706,787

Total liabilities	573,797,987

Commitments and Contingencies (Note 8)

Net Assets	1,085,546,908

Net Assets Consist of:
Par value (Note 1)	71,797
Paid-in capital	1,629,228,018
Accumulated net investment loss	(15,206,882)
Accumulated realized loss	(145,937,200)
Net unrealized appreciation (depreciation) on investments, securities sold short, and foreign currency translations	(382,608,825)

Net Assets	1,085,546,908

Investments, at cost	1,381,994,429
Affiliated investments, at cost (Note 10)	368,945,078
Cash equivalents, at cost (Note 2)	213,778,186
Foreign currency, at cost	(3,218)
Proceeds from securities sold short	9,840,038
(a) Includes market value of securities on loan:	164,576

Common Shares
Shares outstanding (unlimited authorization)	71,797,220
Net asset value per share (Net assets/shares outstanding)	15.12

12	See accompanying Notes to Consolidated Financial Statements.

CONSOLIDATED STATEMENT OF OPERATIONS

For the Year Ended June 30, 2018	Highland Floating Rate Opportunities Fund

($)
Investment Income
Income:
Dividends from unaffiliated issuers	2,150,185
Dividends from affiliated issuers (Note 10)	127,365
Securities lending income (Note 4)	71,954
Interest from unaffiliated issuers	60,999,588
Interest paid in kind from unaffiliated issuers	885,015
Interest paid in kind from affiliated issuers (Note 10)	5,322,226
Other income	767,377

Total Income	70,323,710

Expenses:
Investment advisory (Note 7)	7,490,859
Administration fees (Note 7)	2,330,569
Interest expense, commitment fees, and financing costs (Note 6)	5,080,483
Distribution and shareholder service fees:* (Note 7)
Class A	318,546
Class C	706,459
Legal fees	775,436
Reorganization expense	1,076,274
Transfer agent fees	364,624
Accounting services fees	301,955
Audit fees	249,208
Trustees fees (Note 7)	212,497
Reports to shareholders	145,459
Registration fees	93,561
Insurance	92,273
Dividends and fees on securities sold short (Note 2)	9,459
Tax expense	3,511
Other	372,015

Total operating expenses	19,623,188

Net investment income	50,700,522

Net Realized and Unrealized Gain (Loss) on Investments
Realized gain (loss) on:
Investments from unaffiliated issuers	(28,620,676)
Securities sold short (Note 2)	309,462
Foreign currency related transactions	(2,602)

Change unrealized appreciation (depreciation) on:
Investments	66,066,319
Investments in affiliated issuers	(24,730,184)
Securities sold short (Note 2)	75,018
Foreign currency related translations	(2,337)

Net realized and unrealized gain (loss) on investments	13,095,000

Total increase in net assets resulting from operations	63,795,522

*	The class specific expenses shown relate to the time period from July 1, 2017 through the date of the conversion, November 3, 2017.

See accompanying Notes to Consolidated Financial Statements.	13

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

Highland Floating Rate Opportunities Fund

	Year Ended June 30, 2018 ($)	Year Ended June 30, 2017 ($)
Increase (Decrease) in Net Assets
Operations:
Net investment income	50,700,522	32,624,898
Net realized loss on investments, securities sold short and foreign currency transactions	(28,313,816)	(22,692,673)
Net increase in unrealized appreciation (depreciation) on investments, securities sold short and foreign currency related translations	41,408,816	54,072,481

Net increase from operations	63,795,522	64,004,706

Distributions to shareholders from:
Net investment income
Class A	(3,380,302)	(10,631,649)
Class C	(2,697,014)	(9,518,520)
Class Z	(6,360,145)	(13,676,642)
Shares of closed-end fund	(37,207,965)	—
Return of capital
Shares of closed-end fund	(6,936,337)	—

Total distributions	(56,581,763)	(33,826,811)

Increase in net assets from operations and distributions	7,213,759	30,177,895

Share transactions:
Proceeds from sale of shares
Class A	75,507,963	132,080,772
Class C	49,282,371	46,111,952
Class Z	252,257,435	279,887,069
Value of distributions reinvested
Class A	3,008,894	9,827,945
Class C	2,470,570	8,078,025
Class Z	5,841,184	12,750,180
Shares of closed-end fund	1,244,740	—
Cost of shares redeemed
Class A	(61,916,334)	(86,388,361)
Class C	(26,700,962)	(68,154,841)
Class Z	(109,971,065)	(154,569,756)

Net increase from shares transactions	191,024,796	179,622,985

Total increase in net assets	198,238,555	209,800,880

Net Assets
Beginning of period	887,308,353	677,507,473

End of period	1,085,546,908	887,308,353

Accumulated net investment loss	(15,206,882)	(16,311,434)

14	See accompanying Notes to Consolidated Financial Statements.

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS (continued)

Highland Floating Rate Opportunities Fund

	Year Ended June 30, 2018	Year Ended June 30, 2017
CAPITAL STOCK ACTIVITY - SHARES*

Class A:
Shares sold	5,028,824	8,806,400
Issued for distribution reinvested	200,393	660,235
Shares redeemed	(4,126,129)	(5,773,565)
Shares converted in conversion (Note 1)	(19,014,516)	—

Net increase (decrease) in fund shares	(17,911,428)	3,693,070

Class C:
Shares sold	3,282,455	3,068,658
Issued for distribution reinvested	164,623	543,706
Shares redeemed	(1,779,278)	(4,567,646)
Shares converted in conversion (Note 1)	(16,925,308)	—

Net decrease in fund shares	(15,257,508)	(955,282)

Class Z:
Shares sold	16,798,932	18,662,515
Issued for distribution reinvested	389,052	855,841
Shares redeemed	(7,323,136)	(10,417,085)
Shares converted in conversion (Note 1)	(35,789,642)	—

Net increase in fund shares	(25,924,794)	9,101,271

New Common Shares Of Closed-end Fund:
Shares converted in conversion	71,729,466
Issued for distribution reinvested	67,754

Net increase in fund shares	71,797,220

*

Capital stock activity prior to November 3, 2017 has been adjusted to give effect to an approximately 2 to 1 reverse stock split as part of the conversion to a closed-end fund. (Note 1) Distribution activity related to the A, C, and Z share classes relates to the period from July 1, 2017 through November 3, 2017

See accompanying Notes to Consolidated Financial Statements.	15

CONSOLIDATED STATEMENT OF CASH FLOWS

For the Year Ended June 30, 2018	Highland Floating Rate Opportunities Fund

($)
Cash Flows Used in Operating Activities:
Net increase in net assets resulting from operations	63,795,522

Adjustments to Reconcile Net Investment Gain to Net Cash Used In Operating Activities Operating Activities:
Purchases of investment securities from unaffiliated issuers	(2,394,925,368)
Purchases of investment securities from affiliated issuers	(18,819,577)
Interest paid in kind from unaffiliated issuers	(885,015)
Interest paid in kind from affiliated issuers	(5,322,226)
Proceeds from disposition investment securities from unaffiliated issuers	1,757,010,809
Proceeds from disposition investment securities from affiliated issuers	2,467,576
Proceeds from the sale of short-term portfolio investments, net	(141,483,898)
Purchases of securities sold short	(68,113,071)
Proceeds of securities sold short	74,164,006
Paydowns at cost	159,172,685
Net accretion of discount	(4,277,984)
Net realized loss on investments from unaffiliated issuers	28,620,676
Net realized gain on securities sold short and foreign currency transactions	(306,860)
Net change in unrealized appreciation/(depreciation) on investments, securities sold short, and foreign currency related translations	(41,408,816)
Increase in receivable for investments sold and principal paydowns	(12,892,636)
Increase in receivable for deferred financing cost	(1,665,000)
Increase in receivable for dividends and interest	(5,764,403)
Increase in restricted cash	(12,974,662)
Increase in prepaid expenses and other assets	(605,520)
Decrease in payable for investments purchased	(708,985)
Increase in payables to investment advisory	504,923
Decrease in payable upon receipt of securities on loan	(7,373,124)
Decrease in payable for distribution and shareholder service fees	(39,549)
Decrease in payable for transfer agent fees	(155,220)
Increase in payable for prepaid interest income	250,000
Decrease in payable for dividends on short sales	(56,055)
Increase in payable for commitment fees	298,633
Increase in accrued expenses and other liabilities	377,539

Net cash flow used in operating activities	(631,115,600)

Cash Flows Provided By Financing Activities:
Distributions paid in cash, net of payable	(44,246,677)
Decrease in due to custodian	(5,605)
Payments on shares redeemed	(200,995,884)
Proceeds from shares sold	379,594,350
Increase in notes payable	450,000,000
Proceeds from reverse repurchase agreements, net	48,563,423

Net cash flow provided by financing activities	632,909,607

Effect of exchange rate changes on cash	(4,939)

Net increase in cash	1,789,068

Cash and Foreign Currency:
Beginning of year	2,072,837

End of year	3,861,905

Supplemental disclosure of cash flow information:
Reinvestment of distributions	12,565,388

Cash paid during the year for interest expense and commitment fees	4,781,850

Interest paid in kind from affiliated and unaffiliated issuers.	6,207,241

16	See accompanying Notes to Consolidated Financial Statements.

CONSOLIDATED FINANCIAL HIGHLIGHTS

Highland Floating Rate Opportunities Fund

Selected data for a share outstanding throughout each period is as follows:

	For the Years Ended June 30,
	2018*	2017*‡		2016*‡	2015*‡	2014*‡

Net Asset Value, Beginning of Year	$15.01	$14.33		$16.17	$16.91	$15.98
Income from Investment Operations:(a)
Net investment income	0.75	0.68		0.89	0.74	0.74
Redemption fees added to paid-in capital	—	—		—	—	— (b)
Net realized and unrealized gain/(loss)	0.18	0.74		(1.84)	(0.74)	0.93

Total from investment operations	0.93	1.42		(0.95)	— (b)	1.67
Less Distributions Declared to Shareholders:
From net investment income	(0.72)	(0.74)		(0.89)	(0.74)	(0.72)
From return of capital	(0.10)	—		—	—	(0.02)

Total distributions declared to shareholders	(0.82)	(0.74)		(0.89)	(0.74)	(0.74)
Net Asset Value, End of Year(c)	$15.12	$15.01		$14.33	$16.17	$16.91
Market Value, End of Period	$15.62	$—		$—	$—	$—
Total return(d)	9.77%	10.05%		(5.77)%	0.11%	10.68%
Ratios to Average Net Assets(f)/Supplemental Data:
Net assets, end of period (in 000’s)	$1,085,547	$389,278		$241,197	$283,673	$340,089
Gross operating expenses(g)(h)	1.79%	1.20	%(i)	1.38%	1.03%	1.25%
Net investment income(h)	4.98%	4.61%		5.65%	4.55%	4.49%
Portfolio turnover rate	177%	63%		53%	55%	69%

*	Per share data prior to November 3, 2017 has been adjusted to give effect to an approximately 2 to 1 reverse stock split as part of the conversion to a closed-end fund. (Note 1)
‡	Reflects the financial highlights of Class Z of the open-end fund prior to the conversion.
(a)	Per share data was calculated using average shares outstanding during the period.
(b)	Represents less than $0.005 per share.
(c)

The Net Asset Value per share has been calculated based on net assets which include adjustments made in accordance with U.S. Generally Accepted Accounting Principles required at period end for financial reporting purposes. These figures do not necessarily reflect the Net Asset Value per share or total return experienced by the shareholder at period end.

(d)

Total return is based on market value per share for periods after November 3, 2017. Distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s Dividend Reinvestment Plan. Prior to November 3, 2017, total return is at net asset value assuming all distributions are reinvested. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been lower.

(e)	All ratios for the period have been annualized, unless otherwise indicated.
(f)	Supplemental expense ratios are shown below:

	For the Years Ended June 30,
	2018	2017	2016	2015	2014
Net operating expenses (net of waiver/reimbursement, if applicable, but gross of all other operating expenses)	1.79%	1.12%	1.11%	1.04%	0.99%
Interest expense, commitment fees, and financing costs	0.49%	0.01%	0.15%	0.04%	0.08%
Dividends and fees on securities sold short	— (j)	0.01%	0.01%	0.05%	0.04%

(g)	Includes dividends and fees on securities sold short.
(h)	Excludes 12b-1 fees from partial period operating as an open-end fund. Following the conversion on November 3, 2017, the Fund is no longer subject to 12b-1 fees.
(i)

Refer to Note 7 in the Notes to the Financial Statements for discussion of prior period custodian out-of-pocket expenses that were communicated to the Fund in the current period. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of the Fund. The Ratios of Gross Operating Expenses and Net Operating Expenses to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against current period expense waivers/reimbursements with no impact to net expenses or net investment income.

(j)	Represents less than 0.005%.

See accompanying Notes to Consolidated Financial Statements.	17

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

June 30, 2018	Highland Floating Rate Opportunities Fund

Note 1. Organization

Highland Floating Rate Opportunities Fund (the “Fund”) is organized as an unincorporated business trust under the laws of The Commonwealth of Massachusetts. The Fund is registered with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company. On September 25, 2017, the Fund acquired the assets of Highland Floating Rate Opportunities Fund (the “Predecessor Fund”), a series of Highland Funds I, a Delaware statutory trust. The Fund is the successor to the accounting and performance information of the Predecessor Fund. This report includes information for the year ended June 30, 2018.

On November 3, 2017, shareholders of the Fund approved a proposal authorizing the Board of Trustees (the “Board”) of the Fund to convert the fund from an open-end fund to a closed-end fund at a special meeting of shareholders. The Board took action to convert the Fund to a closed-end fund effective shortly after 4:00 p.m. Eastern Time on November 3, 2017 (the “Conversion Date”). The Fund also effected an approximately 1-for-2 reverse stock split of the Fund’s issued and outstanding shares on November 3, 2017, thereby reducing the number of shares outstanding. Shareholders were paid cash for any fractional shares resulting from the reverse stock split. The Fund began listing its shares for trading on the New York Stock Exchange (the “NYSE”) on November 6, 2017 under the ticker symbol “HFRO”. The Fund may issue an unlimited number of common shares, par value $0.001 per share (“Common Shares”). Prior to the Conversion Date, the Fund issued Class A, Class C, and Class Z shares. The Fund incurred $1,076,274 in Conversion costs related to the fund conversion to a closed-end fund.

Note 2. Significant Accounting Policies

The following summarizes the significant accounting policies consistently followed by the Fund in the preparation of its consolidated financial statements.

Use of Estimates

The Fund is an investment company that applies the accounting and reporting guidance of Accounting Standards Codification Topic 946 applicable to investment companies. The Fund’s consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which require the Investment Adviser to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenue and expenses during the reporting period. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ materially.

Basis of Consolidation

The Fund consolidates HFRO Sub, LLC (“HFRO Sub”), a Delaware wholly owned subsidiary, for financial reporting, and the holdings of HFRO Sub, LLC are included within the Consolidated Financial Statements for the Fund. HFRO Sub is a bankruptcy remote financing vehicle used to obtain leverage with the portfolio of bank loans serving as collateral. All inter-company accounts and transactions have been eliminated in the consolidation.

Fund Valuation

The net asset value (“NAV”) of the Fund’s common shares is calculated daily on each day that the NYSE is open for business as of the close of the regular trading session on the NYSE, usually 4:00 PM, Eastern Time. The NAV is calculated by dividing the value of the Fund’s net assets attributable to common shares by the numbers of common shares outstanding.

Valuation of Investments

In computing the Fund’s net assets attributable to shares, securities with readily available market quotations on the NYSE, National Association of Securities Dealers Automated Quotation (“NASDAQ”) or other nationally recognized exchange, use the closing quotations on the respective exchange for valuation of those securities. Securities for which there are no readily available market quotations will be valued pursuant to policies adopted by the Fund’s Board of Trustees (the “Board”). Typically, such securities will be valued at the mean between the most recently quoted bid and ask prices provided by the principal market makers. If there is more than one such principal market maker, the value shall be the average of such means. Securities without a sale price or quotations from principal market makers on the valuation day may be priced by an independent pricing service. Generally, the Fund’s loan and bond positions are not traded on exchanges and consequently are valued based on a mean of the bid and ask price from the third-party pricing services or broker-dealer sources that the Investment Adviser has determined to have the capability to provide appropriate pricing services which have been approved by the Board.

Securities for which market quotations are not readily available, or for which the Fund has determined that the price received from a pricing service or broker-dealer is

18	Annual Report

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

June 30, 2018	Highland Floating Rate Opportunities Fund

“stale” or otherwise does not represent fair value (such as when events materially affecting the value of securities occur between the time when market price is determined and calculation of the Fund’s net asset value (“NAV”), will be valued by the Fund at fair value, as determined by the Board or its designee in good faith in accordance with procedures approved by the Board, taking into account factors reasonably determined to be relevant, including, but not limited to: (i) the fundamental analytical data relating to the investment; (ii) the nature and duration of restrictions on disposition of the securities; and (iii) an evaluation of the forces that influence the market in which these securities are purchased and sold. In these cases, the Fund’s NAV will reflect the affected portfolio securities’ fair value as determined in the judgment of the Board or its designee instead of being determined by the market. Using a fair value pricing methodology to value securities may result in a value that is different from a security’s most recent sale price and from the prices used by other investment companies to calculate their NAVs. Determination of fair value is uncertain because it involves subjective judgments and estimates.

There can be no assurance that the Fund’s valuation of a security will not differ from the amount that it realizes upon the sale of such security. Those differences could have a material impact to the Fund. The NAV shown in the Fund’s consolidated financial statements may vary from the NAV published by the Fund as of its period end because portfolio securities transactions are accounted for on the trade date (rather than the day following the trade date) for financial statement purposes.

Fair Value Measurements

The Fund has performed an analysis of all existing investments and derivative instruments to determine the significance and character of inputs to their fair value determination. The levels of fair value inputs used to measure the Fund’s investments are characterized into a fair value hierarchy. Where inputs for an asset or liability fall into more than one level in the fair value hierarchy, the investment is classified in its entirety based on the lowest level input that is significant to that investment’s valuation. The three levels of the fair value hierarchy are described below:

Level 1 —	Quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement;

Level 2 —	Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active, but are valued based on executed trades; broker quotations that constitute an executable price; and alternative pricing sources supported by observable inputs are classified within Level 2. Level 2 inputs are either directly or indirectly observable for the asset in connection with market data at the measurement date; and

Level 3 —

Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. In certain cases, investments classified within Level 3 may include securities for which the Fund has obtained indicative quotes from broker-dealers that do not necessarily represent prices the broker may be willing to trade on, as such quotes can be subject to material management judgment. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The Investment Adviser has established policies and procedures, as described above and approved by the Board, to ensure that valuation methodologies for investments and financial instruments that are categorized within all levels of the fair value hierarchy are fair and consistent. A Pricing Committee has been established to provide oversight of the valuation policies, processes and procedures, and is comprised of personnel from the Investment Adviser and its affiliates. The Pricing Committee meets monthly to review the proposed valuations for investments and financial instruments and is responsible for evaluating the overall fairness and consistent application of established policies.

As of June 30, 2018, the Fund’s investments consisted of senior loans, foreign denominated or domiciled senior loans, collateralized loan obligations, corporate bonds and notes, U.S. asset-backed securities, non-U.S. asset-backed securities, claims, common stocks, registered investment companies, cash equivalents, rights and warrants. The fair value of the Fund’s senior loans and bonds are generally based on quotes received from brokers or independent pricing services. Loans, bonds and asset-backed securities with quotes that are based on actual trades with a sufficient level of activity on or near the measurement date are classified as Level 2 assets. Loans and bonds that are priced using quotes derived from implied values, indicative bids, or a limited number of actual trades are classified as Level 3 assets because the inputs used by the brokers and pricing services to derive the values are not readily observable.

Annual Report	19

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

June 30, 2018	Highland Floating Rate Opportunities Fund

The fair value of the Fund’s common stocks, registered investment companies, rights and warrants that are not actively traded on national exchanges are generally priced using quotes derived from implied values, indicative bids, or a limited amount of actual trades and are classified as Level 3 assets because the inputs used by the brokers and pricing services to derive the values are not readily observable. Exchange-traded options are valued based on the last trade price on the primary exchange on which they trade. If an option does not trade, the mid-price, which is the mean of the bid and ask price, is utilized to value the option.

At the end of each calendar quarter, the Investment Adviser evaluates the Level 2 and 3 assets and liabilities for changes in liquidity, including but not limited to: whether a broker is willing to execute at the quoted price, the depth and consistency of prices from third party services, and the existence of contemporaneous, observable trades in the market. Additionally, the Investment Adviser evaluates the Level 1 and 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Transfers in and out of the levels are recognized at the value at the end of the period. A summary of the inputs used to value the Fund’s assets as of June 30, 2018 is as follows:

	Total value at June 30, 2018	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Floating Rate Opportunities Fund
Assets
U.S. Senior Loans
Aerospace	$34,282,875	$—	$34,282,875	$—
Commercial Services	20,293,474	—	20,293,474	—
Consumer Discretionary	46,968,218	—	46,968,218	—
Consumer Products	35,639,957	—	35,639,957	—
Energy	56,527,779	—	56,527,779	—
Financial	104,936,224	—	104,936,224	—
Gaming & Leisure	9,552,081	—	—	9,552,081
Healthcare	107,888,606	—	82,232,236	25,656,370
Housing	26,274,597	—	26,274,597	—	(2)
Industrials	86,224,543	—	78,496,842	7,727,701
Information Technology	61,871,330	—	61,871,330	—
Manufacturing	20,349,157	—	20,349,157	—
Media & Telecommunications	30,444,652	—	30,444,652	—
Metals & Minerals	32,064,859	—	32,064,859	—
Oil & Gas	19,121,493	—	19,121,493	—
Real Estate	1,277,998	—	—	1,277,998
Retail	86,893,938	—	86,893,938	—
Service	100,152,876	—	100,152,876	—
Telecommunications	15,474,985	—	10,306,747	5,168,238
Transportation	9,534,449	—	9,534,449	—
Utilities	42,651,075	—	42,651,075	—
Foreign Denominated or Domiciled Senior Loans
Canada	38,823,232	—	38,823,232	—
Luxembourg	45,806,874	—	45,806,874	—

20	Annual Report

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

June 30, 2018	Highland Floating Rate Opportunities Fund

	Total value at June 30, 2018	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Floating Rate Opportunities Fund (continued)
Collateralized Loan Obligations	$206,291,690	$—	$206,291,690	$—
Corporate Bonds & Notes(1)	1,224,400	—	148,000	1,076,400
Claims	52,138	—	—	52,138
Common Stocks
Energy	8,580,225	8,580,224	—	1
Gaming & Leisure	—	—	—	—	(2)
Healthcare	—	—	—	—	(2)
Housing	7,384,608	—	—	7,384,608
Industrials	1,879,703	1,879,703	—	—
Materials	10,092,330	10,092,330	—	—
Media & Telecommunications	48,226,750	—	46,818,241	1,408,509
Metals & Minerals	4,932,895	—	—	4,932,895
Real Estate	6,613,610	—	—	6,613,610
Telecommunications	7,104,495	—	—	7,104,495
Utilities	84,269	—	—	84,269
Preferred Stocks(1)	20,000,000	—	20,000,000	—
Exchange-Traded Funds	2,022,625	2,022,625	—	—
Rights	651,157	—	651,157	—
Warrants(1)
Energy	179,831	179,831	—	—
Gaming & Leisure	—	—	—	—	(2)
Industrials	308,562	155,873	—	152,689
Information Technology	66,735	—	—	66,735
Registered Investment Companies	9,512,223	9,512,223	—	—
Cash Equivalents	213,778,186	213,778,186	—	—

Total Assets	1,582,041,704	246,200,995	1,257,581,972	78,258,737

Liabilities
Securities Sold Short
Exchange-Traded Funds	(2,574,750)	(2,574,750)	—	—
U.S. Treasuries	(7,195,645)	—	(7,195,645)	—
Reverse Repurchase Agreements	(48,563,423)	—	(48,563,423)	—

Total Liabilities	(58,333,818)	(2,574,750)	(55,759,068)	—

Total	$1,523,707,886	$243,626,245	$1,201,822,904	$78,258,737

(1)	See Investment Portfolio detail for industry breakout.
(2)	This category includes securities with a value of zero.

Annual Report	21

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

June 30, 2018	Highland Floating Rate Opportunities Fund

The table below sets forth a summary of changes in the Fund’s assets measured at fair value using significant unobservable inputs (Level 3) for the year ended June 30, 2018.

	Balance as of June 30, 2017	Transfers into Level 3	Transfers Out of Level 3	Net Amortization (Accretion) of Premium/ (Discount)	Net Realized Gain/ (Loss)	Net Unrealized Appreciation/ (Depreciation)	Net Purchases	Net (Sales)	Balance as of June 30, 2018	Change in Unrealized Appreciation (Depreciation) from Investments held at June 30, 2018
U.S. Senior Loans
Gaming & Leisure	$9,552,080	$—	$—	$—	$—	$1	$—	$—	$9,552,081	$1
Healthcare	24,146,282	—	—	—	—	(3,709,187)	5,219,275	—	25,656,370	(3,709,187)
Housing	4,000,000	—	—	—	(3,491,393)	4,000,000	—	(4,508,607)	—	—
Industrials	—	—	—	216,514	464	925,522	6,587,945	(2,744)	7,727,701	925,522
Real Estate	—	—	—	(2,307)	—	2,307	1,277,998	—	1,277,998	2,307
Telecommunications	—	—	—	—	—	(10,357)	5,178,595	—	5,168,238	(10,357)
Corporate Bonds & Notes
Utilities	—	1,076,400	—	—	—	—	—	—	1,076,400	—
Claims	52,138	—	—	—	—	115,221	—	(115,221)	52,138	115,221
Common Stocks
Energy	1	—	—	—	—	—	—	—	1	—
Gaming & Leisure	—	—	—	—	—	—	—	—	—	—
Housing	3,675,821	—	—	—	—	3,708,787	—	—	7,384,608	3,708,787
Media & Telecommunications	—	1,408,509	—	—	—	—	—	—	1,408,509	—
Metals & Minerals	—	—	—	—	—	3,485,441	1,447,454	—	4,932,895	3,485,441
Real Estate	10	—	—	—	—	929,206	8,151,971	(2,467,577)	6,613,610	929,206
Telecommunications	—	—	—	—	—	4,011,219	3,093,276	—	7,104,495	4,011,219
Utilities	242,015	—	—	—	(14,308)	61,916	—	(205,354)	84,269	47,609
Warrants	—	—	—	—	—	—	—	—	—	—
Gaming & Leisure	—	—	—	—	—	—	—	—	—	—
Industrials	—	—	—	—	—	152,689	—	—	152,689	152,689
Information Technology	—	—	—	—	—	40,570	26,165	—	66,735	40,570

Total	$41,668,347	$2,484,909	$—	$214,207	$(3,505,237)	$13,713,335	$30,982,679	$(7,299,503)	$78,258,737	$9,699,028

Investments designated as Level 3 may include assets valued using quotes or indications furnished by brokers which are based on models or estimates and may not be executable prices. In light of the developing market conditions, the Investment Adviser continues to search for observable data points and evaluate broker quotes and indications received for portfolio investments. As a result, for the year ended June 30, 2018, a net amount of $2,484,909 of the Fund’s portfolio investments were transferred from Level 2 to Level 3. Determination of fair values is uncertain because it involves subjective judgments and estimates that are unobservable. Transfers from Level 2 to 3 were due to a decline in market activity (e.g. frequency of trades), which resulted in a reduction of available market inputs to determine price.

22	Annual Report

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

June 30, 2018	Highland Floating Rate Opportunities Fund

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category	Market Value at 6/30/2018	Valuation Technique	Unobservable Inputs	Input Value(s)
U.S. Senior Loans	$49,382,388	Adjusted Appraisal	Liquidity Discount	10%
			Asset Specific Discount	10%
		Multiples Analysis	Multiple of Revenue	0.4x - 0.5x
			Multiple of EBITDA	3.0x - 5.0x
		Discounted Cash Flow	Discount Rate	11.1% - 16.5%
			Spread Adjustment	0.1% - 0.5%
		Cost Basis	N/A	N/A
Corporate Bonds & Notes	1,076,400	Liquidation Analysis	Claim Amount: Percent of Par	6.9%
Claims	52,138	N/A	N/A	N/A
Common Stocks	27,528,387	Multiples Analysis	Multiple of Revenue	0.4x - 0.5x
			Multiple of EBITDA	3.0x - 8.0x
			Price/MHz-PoP	$0.087 - $0.550
			Risk Discount	27.5%
		Discounted Cash Flow	Scenario Probabilities	15.0% - 70.0%
			Illiquidity Discount	10.0%
			Discount Rate	11.0 - 12.0%
			Terminal Multiple	7.0x
		Sales Proceeds	N/A	N/A
		Net Asset Value	N/A	N/A
Warrants	219,424	Multiples Analysis	Multiple of EBITDA	6.75x - 8.0x
		Discounted Cash Flow	Discount Rate	12.0%
			Terminal Multiple	6.75x
		Black-Scholes	Volatility	29.4%

Total	$78,258,737

The significant unobservable inputs used in the fair value measurement of the Fund’s bank loan securities are: liquidity discount, asset specific discount, multiple of revenue, multiple of EBITDA, discount rate and spread adjustment. Significant increases (decreases) in any of those inputs in isolation could result in a significantly lower (higher) fair value measurement.

The significant unobservable inputs used in the fair value measurement of the Fund’s common equity securities are: multiple of revenue, multiple of EBITDA, price/MHz-PoP multiple, risk discount, scenario probabilities, illiquidity discount, discount rate and terminal multiple. Significant increases (decreases) in any of those inputs in isolation could result in a significantly lower (higher) fair value measurement. Generally, a change in the assumption used for the risk discount is accompanied by a directionally opposite change in the assumption for the price/MHz-PoP multiple.

Security Transactions

Security transactions are accounted for on the trade date. Realized gains/(losses) on investments sold are recorded on the basis of the specific identification method for both financial statement and U.S. federal income tax purposes taking into account any foreign taxes withheld.

Income Recognition

Corporate actions (including cash dividends) are recorded on the ex-dividend date, net of applicable withholding taxes, except for certain foreign corporate actions, which are recorded as soon after ex-dividend date as such information becomes available and is verified. Interest income is recorded on the accrual basis.

Accretion of discount on taxable bonds and loans is computed to the call date, while amortization of premium on taxable bonds and loans is computed to the call or maturity date, whichever is shorter, both using the effective yield method. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

U.S. Federal Income Tax Status

The Fund is treated as a separate taxpayer for U.S. federal income tax purposes. The Fund intends to qualify each

Annual Report	23

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

June 30, 2018	Highland Floating Rate Opportunities Fund

year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended, and will distribute substantially all of its taxable income and gains, if any, for the tax year, and as such will not be subject to U.S. federal income taxes. In addition, the Fund intends to distribute, in each calendar year, all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to U.S. federal excise tax. Therefore, no U.S. federal income or excise tax provisions are recorded.

The Investment Adviser has analyzed the Fund’s tax positions taken on U.S. federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for U.S. federal income tax is required in the Fund’s consolidated financial statements. The Fund’s U.S. federal and state income and U.S. federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue. Furthermore, the Investment Adviser of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months.

Distributions to Shareholders

The Fund plans to pay distributions from net investment income monthly and net realized capital gains annually to common shareholders. To permit the Fund to maintain more stable monthly distributions and annual distributions, the Fund may from time to time distribute less than the entire amount of income and gains earned in the relevant month or year, respectively. The undistributed income and gains would be available to supplement future distributions. In certain years, this practice may result in the Fund distributing, during a particular taxable year, amounts in excess of the amount of income and gains earned therein. Such distributions would result in a portion of each distribution occurring in that year to be treated as a return of capital to shareholders. Shareholders of the Fund will automatically have all distributions reinvested in Common Shares of the Fund issued by the Fund in accordance with the Fund’s Dividend Reinvestment Plan (the “Plan”) unless an election is made to receive cash. The number of newly issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the lesser of (i) the NAV per Common Share determined on the Declaration Date and (ii) the market price per Common Share as of the close of regular trading on the NYSE on the Declaration Date. Participants in the Plan requesting a sale of securities through the plan agent of the Plan are subject to a sales fee and a brokerage commission.

Cash & Cash Equivalents

The Fund considers liquid assets deposited with a bank and certain short-term debt instruments of sufficient credit quality with original maturities of three months or less to be cash equivalents. These investments represent amounts held with financial institutions that are readily accessible to pay Fund expenses or purchase investments. Cash and cash equivalents are valued at cost plus accrued interest, which approximates market value. The value of cash equivalents denominated in foreign currencies is determined by converting to U.S. dollars on the date of the Consolidated Statement of Assets and Liabilities.

Foreign Currency

Accounting records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at exchange rates using the current 4:00 PM London Time Spot Rate. Fluctuations in the value of the foreign currencies and other assets and liabilities resulting from changes in exchange rates, between trade and settlement dates on securities transactions and between the accrual and payment dates on dividends, interest income and foreign withholding taxes, are recorded as unrealized foreign currency gains/(losses). Realized gains/(losses) and unrealized appreciation/(depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Consolidated Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Securities Sold Short

The Fund may sell securities short. A security sold short is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. When the Fund sells a security short, it must borrow the security sold short from a broker-dealer and deliver it to the buyer upon conclusion of the transaction. The Fund may have to pay a fee to borrow particular securities and is obligated to pay over any dividends or other payments received on such borrowed securities. In some circumstances, the Fund may be allowed by its prime broker to utilize proceeds from securities sold short to purchase additional investments, resulting in leverage. Cash held as collateral for securities sold short is classified as restricted cash on the Consolidated Statement of Assets and Liabilities, as applicable. Restricted cash in the amount of $19,535,172 was held with the broker for the Fund. Additionally, securities valued at $11,402,848 was posted in the Fund’s segregated account as collateral.

24	Annual Report

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

June 30, 2018	Highland Floating Rate Opportunities Fund

Other Fee Income

Fee income may consist of origination/closing fees, amendment fees, administrative agent fees, transaction break-up fees and other miscellaneous fees. Origination fees, amendment fees, and other similar fees are non-recurring fee sources. Such fees are received on a transaction by transaction basis and do not constitute a regular stream of income and are recognized when incurred.

Note 3. Derivative Transactions

The Fund is subject to equity securities risk, interest rate risk and currency risk in the normal course of pursuing its investment objectives. The Fund enters into derivative transactions for the purpose of hedging against the effects of changes in the value of portfolio securities due to anticipated changes in market conditions, to gain market exposure for residual and accumulating cash positions and for managing the duration of fixed income investments.

Options

The Fund may utilize options on securities or indices to varying degrees as part of their principal investment strategy. An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike” price. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. The Fund may hold options, write option contracts, or both.

If an option written by the Fund expires unexercised, the Fund realizes on the expiration date a capital gain equal to the premium received by the Fund at the time the option was written. If an option purchased by the Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange-traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, underlying security, exercise price and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires. The Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if the cost of the closing option is more than the premium received from writing the option, a capital loss. The Fund will realize a capital gain from a closing sale transaction if the premium received from the sale is more than the original premium paid when the option position was opened, or a capital loss, if the premium received from a sale is less than the original premium paid.

For the year ended June 30, 2018, the Fund did not invest or write in options.

Reverse Repurchase Agreements

The Fund engages in reverse repurchase agreement transactions with respect to instruments that are consistent with the Fund’s investment objective or policies. This creates leverage for the Fund because the cash received can be used to purchase other securities. See Note 6 for additional information on the Fund’s reverse repurchase agreement.

Note 4. Securities Lending

The Fund may seek additional income by making secured loans of its portfolio securities through its custodian, State Street Bank and Trust Company (“State Street”). Such loans will be in an amount not greater than one-third of the value of the Fund’s total assets. State Street will charge a Fund fees based on a percentage of the securities lending income.

The Fund will receive collateral consisting of cash (U.S. and foreign currency), securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, sovereign debt, convertible bonds, irrevocable bank letters of credit or such other collateral as may be agreed on by the parties to a securities lending arrangement, initially with a value of 102% or 105% of the market value of the loaned securities and thereafter maintained at a value of 100% of the market value of the loaned securities. If the collateral consists of non-cash collateral, the borrower will pay the Fund a loan premium fee. If the collateral consists of cash, State Street will reinvest the cash. Although voting rights, or rights to consent, with respect to the loaned securities pass to the borrower, the Fund will recall the loaned securities upon reasonable notice in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The Fund also may call such loans in order to sell the securities involved.

Securities lending transactions are entered into pursuant to Securities Loan Agreements (“SLA”), which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lenders, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the

Annual Report	25

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

June 30, 2018	Highland Floating Rate Opportunities Fund

securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a SLA counterparty’s bankruptcy or insolvency. Under the SLA, the Funds can reinvest cash collateral, or, upon an event of default, resell or repledge the collateral, and the borrower can resell or repledge the loaned securities. The risks of securities lending also include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate this risk, each Fund benefits from a borrower default indemnity provided by State Street Bank and Trust Company (“State Street”). State Street’s indemnity generally provides for replacement of securities lent or the approximate value thereof.

The following table presents financial instruments that are subject to enforceable netting arrangements as of June 30, 2018:

Gross Amounts Not Offset in the Consolidated Statement of Assets and Liabilities
Gross Amounts of Liabilities Presented in the Consolidated Statement of Assets & Liabilities	Financial Instrument		Collateral Received	Net Amount (not less than 0)
$164,576(1)	$132,000	(2)	$—	$—

(1)	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.
(2)	Represents market value of securities on loan at year ended.

For the year ended June 30, 2018, the market value of securities loaned and the amounts secured with cash and securities collateral, which are included on the Fund’s Consolidated Investment Portfolio were as follows:

Security Lending Market Value	Security Lending Collateral Cash Collateral(1)	Security Lending Collateral Non-Cash Collateral (2)
$164,576	$132,000	$43,029

(1)	The loaned securities were secured with cash collateral which was invested in the State Street Navigator Securities Lending Government Money Market Portfolio.
(2)	Security lending non-cash collateral consists of Common Stock.

Note 5. U.S. Federal Income Tax Information

The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from U.S. GAAP. These differences include (but are not limited to) investments organized as partnerships for tax purposes, foreign taxes, investments in futures, losses deferred to off-setting positions, tax treatment of organizational start-up costs, losses deferred due to wash sale transactions, tax treatment of net investment loss and distributions in excess of net investment income, dividends deemed paid upon shareholder redemption of Fund shares and tax attributes from Fund reorganizations. Reclassifications are made to the Funds’ capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on net investment income, realized gains or losses, or NAV of the Funds. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.

For the year ended June 30, 2018, permanent differences chiefly resulting from net investment losses, non-deductible excise taxes paid, partnership-basis adjustments, return of capital distributions, dividends on short sales, foreign currency gains and losses, equalization, short sale holding period reclass, capital loss carryover write-offs and REITs were identified and reclassified among the components of the Fund’s net assets as follows:

Undistributed Net Investment Income	Accumulated Net Realized Gain/(Loss)	Paid-in-Capital
$49,456	$143,957,282	$(144,006,738)

At June 30, 2018, the Fund’s most recent tax year end, components of distributable earnings on a tax basis is as follows:

Undistributed Income	Other Temporary Differences(1)	Accumulated Capital and Other Losses	Net Tax Appreciation/ (Depreciation)(2)
$—	$(59,988)	$(149,242,239)	$(394,450,680)

(1)	Other temporary differences are comprised of dividends payable, organizational expenses, partnership adjustments and default loan market discounts.
(2)	Any differences between book-basis and tax-basis net unrealized appreciation/(depreciation) are primarily due to deferral of losses from wash sales and other adjustments.

As of June 30, 2018, the Fund has capital loss carryovers as indicated below. The capital loss carryovers are available to offset future realized capital gains to the extent provided in the Code and regulations promulgated thereunder. To the extent that these carryover losses are used to offset future capital gains, it is probable that the gains offset will not be distributed to shareholders because they would be taxable as ordinary income.

26	Annual Report

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

June 30, 2018	Highland Floating Rate Opportunities Fund

2018	No Expiration Short- Term(1)	No Expiration Long-Term(1)	Total
$—	$—	$123,546,433	$123,546,433

(1)

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed into law. The Modernization Act modifies several of the Federal income and excise tax provisions related to RICs. Under the Modernization Act, new capital losses may now be carried forward indefinitely, and retain the character of the original loss as compared with pre-enactment law where capital losses could be carried forward for eight years, and carried forward as short-term capital losses, irrespective of the character of the original loss.

During the year ended June 30, 2018, $143,999,490 in capital loss carryforwards expired.

The tax character of distributions paid during the years ended June 30, 2018 and June 30, 2017 (unless otherwise indicated) is as follows:

	Distributions Paid From:
	Ordinary Income(1)	Long- Term Capital Gains	Return of Capital
2018	$49,645,426	$—	$6,936,337
2017	31,812,190	—	2,014,621

(1)	For tax purposes, short-term capital gains distributions, if any, are considered ordinary income distributions.

Unrealized appreciation and depreciation at June 30, 2018, based on cost of investments for U.S. federal income tax purposes is:

Gross Appreciation	Gross Depreciation	Net Appreciation/ (Depreciation)	Cost
$62,025,357	$(456,473,558)	$(394,448,201)	$1,966,719,510

Qualified Late Year Ordinary and Post October Losses

Under current laws, certain capital losses realized after October 31 may be deferred (and certain ordinary losses after January 1st may be deferred) and treated as occurring on the first day of the following fiscal year. For the fiscal year ended June 30, 2018, the Funds elected to defer the following losses incurred from November 1, 2017 through June 30, 2018:

Realized Capital Losses	Ordinary Losses
$(25,693,560)	$(2,246)

Note 6. Credit Agreement and Reverse Repurchase Agreement

On February 2, 2018, HFRO Sub, LLC a wholly-owned subsidiary of the Fund entered into a financing arrangement

(the “Financing Arrangement”) with Bank of America Merrill Lynch and Bank of America, N.A.

Pursuant to the terms of the Financing Arrangement, and subject to certain customary conditions, HFRO Sub, LLC may borrow on a revolving basis a maximum of $500 million, with a maturity date of February 2, 2020. In connection with the Financing Arrangement, HFRO Sub, LLC and the Fund have made representations and warranties regarding the loans and underlying collateral and are required to comply with various covenants, reporting requirements and other customary requirements. The Facility also limits the recourse of the lender to the assets of HFRO Sub, LLC and includes usual and customary events of default for senior secured revolving facilities of this nature. At June 30, 2018, current outstanding and fair value amounts were $450,000,000 and $453,348,538, respectively, and would be categorized as Level 3 within the fair value hierarchy. The Fund’s average daily balance was $111,643,836 at a weighted average interest rate of 3.28% for the days outstanding.

On March 21, 2017, the Fund entered into a leverage facility agreement (the “BNP Agreement”) with BNP Paribas Prime Brokerage International, Ltd., BNP Prime Brokerage, Inc., acting through its New York Branch, and BNP Paribas (together, the “BNPP Entities”). Under the BNP Agreement, the BNPP Entities may make margin loans to Fund at a rate of one-month LIBOR + 0.50%. The BNP Agreement may be terminated by either the Fund or the BNPP Entities with 30 days’ notice.

At June 30, 2018, the Fund did not have an outstanding balance on the BNP Agreement. The Fund’s average daily balance was $12,897,351 at a weighted average interest rate of 2.37% for the days outstanding.

On February 9, 2018, the Fund entered into an agreement with BNP Paribas Securities Corporation (“BNP Securities”) under which it may from time to time enter into reverse repurchase transactions pursuant to the terms of a master repurchase agreement and related annexes (collectively the “Repurchase Agreement”). A reverse repurchase transaction is a repurchase transaction in which the Fund is the seller of securities or other assets and agrees to repurchase them at a date certain or on demand. Pursuant to the Repurchase Agreement, the Fund may agree to sell securities or other assets to BNP Securities for an agreed-upon price (the “Purchase Price”), with a simultaneous agreement to repurchase such securities or other assets from BNP Securities for the Purchase Price plus a price differential that is economically similar to interest. The price differential is negotiated for each transaction. This creates leverage for the Fund because the cash received can be used to purchase other securities.

Annual Report	27

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

June 30, 2018	Highland Floating Rate Opportunities Fund

Note 7. Investment Advisory Fees and Sub-Advisory Fees

For its investment advisory and sub-advisory services, the Fund pays the Investment Adviser a monthly fee, computed and accrued daily, based on an annual rate of the Fund’s Average Daily Managed Assets. Average Daily Managed Assets of a Fund means the average daily value of the total assets of a Fund less all accrued liabilities of a Fund (other than the aggregate amount of any outstanding borrowings constituting financial leverage).

The table below shows the Fund’s contractual advisory fee with the Investment Adviser for the year ended June 30, 2018:

Annual Fee Rate to the Investment Adviser	> 1 Billion	> 2 Billion
0.65%	0.60%	0.55%

Administration Fee

The Investment Adviser provides administrative services to the Fund. For its services, the Investment Adviser receives an annual fee, payable monthly, in an amount equal to 0.20% of the average weekly value of the Fund’s Managed Assets. Under a separate sub-administration agreement, the Investment Adviser has delegated certain administrative functions to State Street Bank and Trust Company. The Investment Adviser pays State Street Bank and Trust Company directly for these sub-administration services.

Service and Distribution Fees

Prior to the Conversion Date, Highland Capital Funds Distributor, Inc. (formerly, Foreside Funds Distributors LLC (the “Underwriter”), served as the principal underwriter and distributor of the Fund’s shares. Before the Fund converted to a closed-end fund, the Underwriter received the front-end sales charge imposed on the sale of Class A Shares and the contingent deferred sales charge (“CDSC”) imposed on certain redemptions of Class A and Class C Shares. For the year ended June 30, 2018, the Underwriter received $494,950 of front end sales charges for Class A Shares.

Prior to the Conversion Date, the Fund had adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “Plan”) for Class A Shares and Class C Shares of the Fund, which required the payment of a monthly fee to the Underwriter at an annual rate of the average daily net assets of each class as follows:

Class A Shares	Class C Shares
0.35%	0.85%

Prior to the Conversion Date, the Distribution and Service fees, which are included on the Consolidated Statement of Operations for each class, were as follows:

Class A Fees	Class C Fees
$318,546	$706,459

Expense Limits and Fee Reimbursements

The Investment Adviser had contractually agreed to limit the total annual operating expenses (exclusive of fees paid by the Fund pursuant to its Plan, taxes, dividend expenses on short sales, interest payments, brokerage commissions and other transaction costs, acquired fund fees and expenses, and extraordinary expenses) of the Fund to 0.95% of average daily net assets of the Fund (the “FRO Expense Cap”). The FRO Expense Cap expired on October 31, 2016. Under the expense limitation agreement, the Investment Adviser may recoup waived and/or reimbursed amounts with respect to the Fund within thirty-six months of the date such amounts were waived or reimbursed, provided the Fund’s total annual operating expenses, including such recoupment, do not exceed the FRO Expense Cap in effect at the time of such waiver/reimbursement.

There can be no assurance that these fee reductions will be sufficient to avoid any loss. On June 30, 2018, the amounts subject to possible future recoupment under the Funds’ expense limitations were as follows:

Fiscal Years Ended June 30,
2019	2020
$1,754,419	$169,993

During the year ended June 30, 2018, the Investment Adviser did not recoup any amounts previously waived or reimbursed and $2,180,173 of fees of the Fund previously waived and or reimbursed by the Investment Adviser that were eligible for recoupment expired.

Fees Paid to Officers and Trustees

Each Trustee who is not an “interested person” of the Fund as defined in the 1940 Act (the “Independent Trustees”) receives an annual retainer of $150,000 payable in quarterly installments and allocated among each portfolio in the Highland Fund Complex overseen by such Trustee based on relative net assets. The “Highland Fund Complex” consists of all of the registered investment companies advised by the Investment Adviser or its affiliated advisers and NexPoint Capital, Inc., a closed-end management investment company that has elected to be treated as a business development company under the 1940 Act as of the date of this report. Effective December 4, 2015, Mr. Powell resigned from his position with the Investment

28	Annual Report

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

June 30, 2018	Highland Floating Rate Opportunities Fund

Adviser. Prior to December 8, 2017, Mr. Powell was treated as an Interested Trustee of the Trust for all purposes other than compensation and the Trust’s code of ethics.

The Fund pays no compensation to its officers, all of whom are employees of the Investment Adviser or one of its affiliates.

Indemnification

Under the Fund’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

Note 8. Disclosure of Significant Risks and Contingencies

The primary risks of investing in the Fund are described below in alphabetical order:

Counterparty Risk

Counterparty risk is the potential loss the Fund may incur as a result of the failure of a counterparty or an issuer to make payments according to the terms of a contract. Counterparty risk is measured as the loss the Fund would record if its counterparties failed to perform pursuant to the terms of their obligations to the Fund. Because the Fund may enter into over-the-counter forwards, options, swaps and other derivative financial instruments, the Fund may be exposed to the credit risk of its counterparties. To limit the counterparty risk associated with such transactions, the Fund conducts business only with financial institutions judged by the Investment Adviser to present acceptable credit risk.

Credit Risk

Investments rated below investment grade are commonly referred to as high-yield, high risk or “junk debt.” They are regarded as predominantly speculative with respect to the issuing company’s continuing ability to meet principal and/ or interest payments. Investments in high yield debt and high yield Senior Loans may result in greater NAV fluctuation than if the Fund did not make such investments.

Corporate debt obligations, including Senior Loans, are subject to the risk of non-payment of scheduled interest and/or principal. Non-payment would result in a reduction of income to the Fund, a reduction in the value of the corporate debt obligation experiencing non-payment and a potential decrease in the NAV of the Fund.

Currency Risk

A portion of the Fund’s assets may be quoted or denominated in non-U.S. currencies. These securities may be adversely affected by fluctuations in relative currency exchange rates and by exchange control regulations. The Fund’s investment performance may be negatively affected by a devaluation of a currency in which the Fund’s investments are quoted or denominated. Further, the Fund’s investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities quoted or denominated in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar.

Derivatives Risk

Derivatives risk is a combination of several risks, including the risks that: (1) an investment in a derivative instrument may not correlate well with the performance of the securities or asset class to which the Fund seeks exposure, (2) derivative contracts, including options, may expire worthless and the use of derivatives may result in losses to the Fund, (3) a derivative instrument entailing leverage may result in a loss greater than the principal amount invested, (4) derivatives not traded on an exchange may be subject to credit risk, for example, if the counterparty does not meet its obligations (see also “Counterparty Risk”), and (5) derivatives not traded on an exchange may be subject to liquidity risk and the related risk that the instrument is difficult or impossible to value accurately. As a general matter, when the Fund establishes certain derivative instrument positions, such as certain futures, options and forward contract positions, it will segregate liquid assets (such as cash, U.S. Treasury bonds or commercial paper) equivalent to the Fund’s outstanding obligations under the contract or in connection with the position. In addition, changes in laws or regulations may make the use of derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the use, value or performance of derivatives. A Fund’s ability to pursue its investment strategy, including its strategy of investing in certain derivative instruments, may be limited to or adversely affected by the Fund’s intention to qualify as a regulated investment company, and its strategy may bear adversely on its ability to so qualify.

Distressed and Defaulted Securities Risk

The Fund may invest in companies that are troubled, in distress or bankrupt. As such, they are subject to a multitude of legal, industry, market, environmental and governmental forces that make analysis of these companies inherently difficult. Further, the Investment Adviser relies on company management, outside experts, market

Annual Report	29

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

June 30, 2018	Highland Floating Rate Opportunities Fund

participants and personal experience to analyze potential investments for the Fund. There can be no assurance that any of these sources will prove credible, or that the resulting analysis will produce accurate conclusions.

Hedging Risk

The Fund may engage in “hedging,” the practice of attempting to offset a potential loss in one position by establishing an opposite position in another investment. Hedging strategies in general are usually intended to limit or reduce investment risk, but can also be expected to limit or reduce the potential for profit. For example, if the Fund has taken a defensive posture by hedging its portfolio, and stock prices advance, the return to investors will be lower than if the portfolio had not been hedged. No assurance can be given that any particular hedging strategy will be successful, or that the Investment Adviser will elect to use a hedging strategy at a time when it is advisable.

Illiquid and Restricted Securities Risk

The investments made by the Fund may be illiquid, and consequently the Fund may not be able to sell such investments at prices that reflect the Investment Adviser’s assessment of their value or the amount originally paid for such investments by the Fund. Illiquidity may result from the absence of an established market for the investments as well as legal, contractual or other restrictions on their resale and other factors. Furthermore, the nature of the Fund’s investments, especially those in financially distressed companies, may require a long holding period prior to profitability.

Restricted securities (i.e., securities acquired in private placement transactions) and illiquid securities may offer higher yields than comparable publicly traded securities. The Fund, however, may not be able to sell these securities when the Investment Adviser considers it desirable to do so or, to the extent they are sold privately, may have to sell them at less than the price of otherwise comparable securities. Restricted securities are subject to limitations on resale which can have an adverse effect on the price obtainable for such securities. Also, if in order to permit resale the securities are registered under the Securities Act at the Fund’s expense, the Fund’s expenses would be increased.

Leverage Risk

The Fund may use leverage in its investment program, including the use of borrowed funds and investments in certain types of options, such as puts, calls and warrants, which may be purchased for a fraction of the price of the underlying securities. While such strategies and techniques increase the opportunity to achieve higher returns on the amounts invested, they also increase the risk of loss. To the extent the Fund purchases securities with borrowed funds, its net assets will tend to increase or decrease at a greater rate than if borrowed funds are not used. If the interest expense on borrowings were to exceed the net return on the portfolio securities purchased with borrowed funds, the Fund’s use of leverage would result in a lower rate of return than if the Fund were not leveraged.

Non-U.S. Securities Risk

The Fund may invest in non-U.S. securities. Investing in non-U.S. securities involves certain risks not involved in domestic investments, including, but not limited to: fluctuations in foreign exchange rates; future foreign economic, financial, political and social developments; different legal systems; the possible imposition of exchange controls or other foreign governmental laws or restrictions; lower trading volume; much greater price volatility and illiquidity of certain non-U.S. securities markets; different trading and settlement practices; less governmental supervision; changes in currency exchange rates; high and volatile rates of inflation; fluctuating interest rates; less publicly available information; and different accounting, auditing and financial recordkeeping standards and requirements.

Options Risk

There are several risks associated with transactions in options on securities. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A transaction in options or securities may be unsuccessful to some degree because of market behavior or unexpected events.

When the Fund writes a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but retains the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation and once an option writer has received an exercise notice, it must deliver the underlying security in exchange for the strike price.

When the Fund writes a covered put option, the Fund bears the risk of loss if the value of the underlying stock declines below the exercise price minus the put premium. If the option is exercised, the Fund could incur a loss if it is required to purchase the stock underlying the put option at a price greater than the market price of the stock at the time of exercise plus the put premium the Fund received when it wrote the option. While the Fund’s potential gain in writing a covered put option is limited to distributions earned on the liquid assets securing the put option plus the

30	Annual Report

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

June 30, 2018	Highland Floating Rate Opportunities Fund

premium received from the purchaser of the put option, the Fund risks a loss equal to the entire exercise price of the option minus the put premium.

Senior Loans Risk

The risk that the issuer of a senior may fail to pay interest or principal when due, and changes in market interest rates may reduce the value of the senior loan or reduce the Fund’s returns. The risks associated with senior loans are similar to the risks of high yield debt securities. Senior loans and other debt securities are also subject to the risk of price declines and to increases in interest rates, particularly long-term rates. Senior loans are also subject to the risk that, as interest rates rise, the cost of borrowing increases, which may increase the risk of default. In addition, the interest rates of floating rate loans typically only adjust to changes in short-term interest rates; long-term interest rates can vary dramatically from short-term interest rates. Therefore, senior loans may not mitigate price declines in a long-term interest rate environment. The Fund’s investments in senior loans are typically below investment grade and are considered speculative because of the credit risk of their issuers.

Short Sales Risk

Short sales by the Fund that are not made where there is an offsetting long position in the asset that it is being sold short theoretically involve unlimited loss potential since the market price of securities sold short may continuously increase. Short selling allows the Fund to profit from declines in market prices to the extent such decline exceeds the transaction costs and costs of borrowing the securities. However, since the borrowed securities must be replaced by purchases at market prices in order to close out the short position, any appreciation in the price of the borrowed securities would result in a loss. Purchasing securities to close out the short position can itself cause the price of securities to rise further, thereby exacerbating the loss. The Fund may mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market conditions, the Fund might have difficulty purchasing securities to meet margin calls on its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.

Gain Contingency

Claymore Holdings, LLC, a partially-owned affiliate of the Fund, is engaged in ongoing litigation that could result in a possible gain contingency to the Fund. The probability, timing, and potential amount of recovery, if any, are unknown.

Note 9. Investment Transactions

Purchases & Sales of Securities

The cost of purchases and the proceeds from sales of investments, other than short-term securities and short-term options, for the year ended June 30, 2018, were as follows:

U.S Government Securities(1)		Other Securities
Purchases	Sales	Purchases	Sales
$0	$0	$2,353,050,192	$1,901,178,284

(1)	The Fund did not have any purchases or sales of U.S. Government Securities for the year ended June 30, 2018.

Note 10. Affiliated Issuers

Under Section 2 (a)(3) of the Investment Company Act of 1940, as amended, a portfolio company is defined as “affiliated” if a fund owns five percent or more of its outstanding voting securities or if the portfolio company is under common control. The table below shows affiliated issuers of the Fund as of June 30, 2018:

Issuer	Shares at June 30, 2017	Beginning Value as of June 30, 2017	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales of Affiliated Issuers	Change in Unrealized Appreciation/ Depreciation	Ending Value as of June 30, 2018	Shares at June 30, 2018	Affiliated Income
Majority Owned, Not Consolidated
Allenby (Common Stocks)	1,323,961	$1	$215,061	$(313,638)	$—	$98,577	$1	1,225,384	$—
Claymore (Common Stocks)	8,984,111	9	1,427,458	(2,153,938)	—	726,479	8	8,257,632	—
Other Affiliates
CCS Medical, Inc. (U.S. Senior Loans & Common Stocks)	46,240,843	24,146,282	5,219,275	—	—	(3,709,187)	25,656,370	49,169,570	5,219,275

Annual Report	31

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

June 30, 2018	Highland Floating Rate Opportunities Fund

Issuer	Shares at June 30, 2017	Beginning Value as of June 30, 2017	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales of Affiliated Issuers	Change in Unrealized Appreciation/ Depreciation	Ending Value as of June 30, 2018	Shares at June 30, 2018	Affiliated Income
Gambier Bay LLC (Common Stocks)(1)	6,831,564	$1,502,944	$1,078,316	$—	$—	$(1,172,751)	$1,408,509	10,939,879	$102,951
LLV Holdco LLC (U.S. Senior Loans, Common Stocks and Warrants)	11,989,033	9,552,080	—	—	—	—	9,552,080	11,989,033	—
NexPoint Strategic Opportunities Fund (Common Stocks)	—	—	9,692,243	—	—	(312,020)	9,380,223	427,345	127,365
NFRO REIT SUB, LLC (Common Stocks)	—	—	6,509,450	—	—	104,151	6,613,601	325,472	—

Total	75,369,512	$35,201,316	$24,141,803	$(2,467,576)	$—	$(4,264,751)	$52,610,792	82,334,315	$5,449,591

(1)	Includes the value of iHeart Communications, Inc. bonds as of June 30, 2017 and subsequent activity.

Note 11. Legal Matters

Matters Relating to FRO’s Investment in TOUSA, Inc.

Floating Rate Opportunities Fund (“FRO”) is one of numerous defendants (“Lenders”) named in an adversary proceeding pending in the Bankruptcy Court of the Southern District of Florida (the “Court”). The action, entitled In re Tousa Inc., et al., was filed on July 15, 2008, by the Official Committee of Unsecured Creditors of TOUSA, Inc. and its affiliates (the “Plaintiff”), which are home building companies to which the Lenders loaned money through different lending facilities. Plaintiff alleged that monies used to repay the Lenders should be voided as fraudulent and preferential transfers under the bankruptcy laws. More specifically, Plaintiff alleges that subsidiaries of the home building companies were forced to become co-borrowers and guarantors of the monies used to repay the Lenders, and that the subsidiaries did not receive fair consideration or reasonably equivalent value when they transferred the proceeds to repay the Lenders. Plaintiff sought to void the transfers and other equitable relief. FRO and other Funds and accounts managed by the Investment Adviser and the other Lenders were named as defendants in two separate lending capacities; first, as lenders in a credit agreement (the “Credit Lenders”); and second, as lenders in a term loan (the “Term Loan Lenders”). On October 13, 2009, the Bankruptcy Court ruled for the Plaintiff in the action and ordered the Defendants to return the proceeds received from the payoff of the term loan at par on July 31, 2007. The proceeds received by FRO totaled $8,000,000. Additionally, the court ordered the Defendants to pay simple interest on the amount returned at an annual rate of 9% through October 13, 2009. In November 2009, FRO and other Defendants appealed the decision from the Bankruptcy Court to the District Court. On December 22, 2009, FRO posted $10,620,958 (“Security”) with the Court. On February 11, 2011, the District Court entered an order quashing all liability of the Lenders and declaring the remedies against the Lenders null and void. On May 15, 2012, the Eleventh Circuit Court of Appeal (“Eleventh Circuit”) issued its decision reversing the judgment of the District Court, affirming the liability findings of the Bankruptcy Court, and remanding to the District Court for further proceedings consistent with their opinion. On June 23, 2015, the District Court remanded a portion of the case to the Bankruptcy Court for a report and recommendations regarding the effects of certain settlements on the Plaintiff’s available damages. On April 1, 2016, the Bankruptcy Court issued its Report and Recommendations to the District Court. On March 8, 2017, the District Court substantially adopted the Bankruptcy Court Report and Recommendations, which affirmed the Defendants’ liability. The appeal was set to be heard before the Eleventh Circuit on December 12, 2017. On or about December 1, 2017, the parties reached a settlement in principal. Final settlement and dismissal was approved by the court on January 12, 2018. Prior to settlement, the Fund’s Security has accrued $200,416 in deposit interest. The Fund paid $6,312,767 in settlement, representing its pro rata share of total $160,000,000 settlement amount. As a result, the Fund will receive a return of $4,508,607 in previously-posted Security, such amount expected to be received by the Fund no later than the close of the Q3 2018. As a result of the settlement, the Fund has booked unrealized and realized gains/(losses) that are reflected in the Consolidated Statement of Operations.

Note 12. New Accounting Pronouncements

In November, 2016, the FASB issued Accounting Standards Update 2016-18, Statement of Cash Flows (Topic 230): Restricted Cash. The amendments in this update require the statement of cash flows explain the change during the period in the total of cash, cash equivalents. Amounts generally described as restricted cash or restricted cash equivalents should be included with cash and cash

32	Annual Report

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (concluded)

June 30, 2018	Highland Floating Rate Opportunities Fund

equivalents when reconciling the beginning-of-period and end-of-period total amounts shown on the statement of cash flows. For public entities this update will be effective for fiscal years beginning after December 15, 2017, and for interim periods within those fiscal years. For all other entities, this update is effective for fiscal years beginning after December 15, 2018, and interim periods within fiscal years beginning after December 15, 2019. The Investment Adviser is currently evaluating the impact of this new guidance on the Funds’ consolidated financial statements.

In December 2016, the FASB issued Accounting Standards Update 2016-19, Technical Corrections and Improvements. The amendments in this update include an amendment to FASB ASC Topic 820, Fair Value Measurement and Disclosures to clarify the difference between a valuation approach and a valuation technique. The amendment also requires an entity to disclose when there has been a change in either or both a valuation approach and/or a valuation technique. For public entities, this update will be effective for fiscal years beginning after December 15, 2017, and for interim periods within those fiscal years. For all other entities, this update is effective for fiscal years beginning after December 15, 2018, and interim periods within fiscal years beginning after December 15, 2019. The Investment Adviser is currently evaluating the impact of this new guidance on the Funds’ consolidated financial statements.

In March 2017, the FASB issued Accounting Standards Update 2017-08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20). The amendments in this update shorten the amortization period for certain callable debt securities held at premium. Specifically, the amendments require the premium to be amortized to the earliest call date. The amendments do not require an accounting change for securities held at a discount; the discount continues to be amortized to maturity. For public entities this update will be effective for fiscal years beginning after December 15, 2018, and for interim periods within those fiscal years. The Investment Adviser is currently evaluating the impact of this new guidance on the Funds’ consolidated financial statements.

In February 2018, the FASB issued Accounting Standards Update 2018-03, Technical Corrections and Improvements to Financial Instruments — Overall (Subtopic 825-10): Recognition and Measurement of Financial Assets and Financial Liabilities. The amendments in this update provide a variety of technical corrections and improvements to how entities should account for financial instruments. shorten the amortization period for certain callable debt securities held at premium. For public entities this update will be effective for fiscal years beginning after December 15, 2017, and for interim periods within those fiscal years beginning after June 15, 2018. The Fund is currently evaluating the impact of this new guidance on its financial statement presentation and disclosures.

Note 13. Subsequent Events

The Investment Adviser has evaluated the impact of all subsequent events on the Fund through the date the consolidated financial statements were issued. Other than the matter below, no such subsequent events were identified.

Annual Report	33

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees Highland Floating Rate Opportunities Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Highland Floating Rate Opportunities Fund (the Fund), including the investment portfolio, as of June 30, 2018, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements), and the financial highlights for each of the years in the three-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Highland Floating Rate Opportunities Fund as of June 30, 2018, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended, in conformity with U.S. generally accepted accounting principles. The financial highlights for each of the years or periods in the two-year period ended June 30, 2015, were audited by other independent registered public accountants whose report, dated August 28, 2015, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of June 30, 2018, by correspondence with custodians, transfer agents and brokers or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

KPMG has served as the auditor of one or more Highland Capital Management Fund Advisors, LP investment companies since 2011.

Boston, Massachusetts

September 24, 2018

34	Annual Report

ADDITIONAL INFORMATION

June 30, 2018	Highland Floating Rate Opportunities Fund

Additional Portfolio Information

The Investment Adviser and its affiliates manage other accounts, including registered and private funds and individual accounts. Although investment decisions for the Fund are made independently from those of such other accounts, the Investment Adviser may, consistent with applicable law, make investment recommendations to other clients or accounts that may be the same or different from those made to the Fund, including investments in different levels of the capital structure of a company, such as equity versus senior loans, or that involve taking contradictory positions in multiple levels of the capital structure. The Investment Adviser has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, this may create situations where a client could be disadvantaged because of the investment activities conducted by the Investment Adviser for other client accounts. When the Fund and one or more of such other accounts is prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for each will be allocated in a manner believed by the Investment Adviser to be equitable to the Fund and such other accounts. The Investment Adviser also may aggregate orders to purchase and sell securities for the Fund and such other accounts. Although the Investment Adviser believes that, over time, the potential benefits of participating in volume transactions and negotiating lower transaction costs should benefit all accounts including the Fund, in some cases these activities may adversely affect the price paid or received by the Fund or the size of the position obtained or disposed of by the Fund.

Tax Information

For shareholders that do not have a June 30, 2018 tax year end, this notice is for informational purposes only. For shareholders with a June 30, 2018 tax year end, please consult your tax adviser as to the pertinence of this notice. For the fiscal year ended June 30, 2018, the Fund hereby designates the following items with regard to distributions paid during the year.

Qualified Dividends and Corporate Dividends Received Deduction	Qualified Dividend Income (15% tax rate for QDI)	Qualifying Interest Income
2.00%	1.97%	100%

Dividend Reinvestment Plan

Unless the registered owner of Common Shares elects to receive cash by contacting American Stock Transfer &

Trust Company, LLC (“AST” or the “Plan Agent”), as agent for shareholders in administering the Plan, a registered owner will receive newly issued Common Shares for all dividends declared for Common Shares of the Fund. If a registered owner of Common Shares elects not to participate in the Plan, they will receive all dividends in cash paid by check mailed directly to them (or, if the shares are held in street or other nominee name, then to such nominee) by AST, as dividend disbursing agent. Shareholders may elect not to participate in the Plan and to receive all dividends in cash by sending written instructions or by contacting AST, as dividend disbursing agent, at the address set forth below.

Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by contacting the Plan Agent before the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend. Some brokers may automatically elect to receive cash on the shareholders’ behalf and may reinvest that cash in additional Common Shares of the Fund for them. The Plan Agent will open an account for each shareholder under the Plan in the same name in which such shareholder’s Common Shares are registered.

Whenever the Fund declares a dividend payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common Shares. The Common Shares will be acquired by the Plan Agent through receipt of additional unissued but authorized Common Shares from the Fund (“newly issued

Common Shares”). The number of newly issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the lesser of (i) the net asset value per Common Share determined on the Declaration Date and (ii) the market price per Common Share as of the close of regular trading on the New York Stock Exchange (the “NYSE”) on the Declaration Date. The Plan Agent maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Agent on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants. In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares

Annual Report	35

ADDITIONAL INFORMATION (continued)

June 30, 2018	Highland Floating Rate Opportunities Fund

certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan. There will be no brokerage charges with respect to Common Shares issued directly by the Fund.

The automatic reinvestment of dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. Accordingly, any taxable dividend received by a participant that is reinvested in additional Common Shares will be subject to federal (and possibly state and local) income tax even though such participant will not receive a corresponding amount of cash with which to pay such taxes. Participants who request a sale of shares through the Plan Agent are subject to a $2.50 sales fee and pay a brokerage commission of $0.05 per share sold. The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. All correspondence concerning the Plan should be directed to the Plan Agent at American Stock Transfer & Trust Company, LLC 6201 15th Avenue Brooklyn, NY 11219; telephone (718) 921-8200.

Submission of Proposals to a Vote of Shareholders

A Special meeting of shareholders of Highland Floating Rate Opportunities Fund (the “Fund”) was held on November 3, 2017. The following is a summary of the proposal submitted to shareholders for a vote at the meeting and the votes cast.

Proposal	Votes For	Votes Against	Votes Abstained
To authorize the Fund’s Board of Trustees to amend the Fund’s Agreement and Declaration of Trust to convert the Fund’s structure from an open-end fund to a closed-end fund.	66,456,176	7,499,199	1,242,994

The annual meeting of shareholders of the Fund was held on June 22, 2018. The following is a summary of the proposal submitted to shareholders for a vote at the meeting and the votes cast.

Proposal 1	Votes For	Votes Withheld
To elect John Honis as a Class III Trustee of the Fund, to serve for a three-year term expiring at the 2021 Annual Meeting.	63,714,320	568,780
To elect Dustin Norris as a Class III Trustee of the Fund, to serve for a three-year term expiring at the 2021 Annual Meeting.	63,717,391	565,709

In addition to the two Trustees who were elected at the annual meeting, as noted above, the following other Trustees continued in office after the Fund’s annual meeting: Dr. Bob Froehlich, Timothy K. Hui, Ethan Powell and Bryan A. Ward.

36	Annual Report

ADDITIONAL INFORMATION (continued)

June 30, 2018 Trustees and Officers	Highland Floating Rate Opportunities Fund

The Board is responsible for the overall management of the Fund, including supervision of the duties performed by the Investment Adviser. The names and birth dates of the Trustees and officers of the Fund, the year each was first elected or appointed to office, their principal business occupations during the last five years, the number of funds overseen by each Trustee and other directorships they hold are shown below. The business address for each Trustee and officer of the Fund is c/o Highland Capital Management Fund Advisors, L.P., 200 Crescent Court, Suite 700, Dallas, TX 75201.

Trustees

	Position(s) with the Fund	Term of Office[1] and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Highland Fund Complex Overseen by the Trustee[2]	Other Directorships/ Trusteeships Held During the Past Five Years	Experience, Qualifications, Attributes, Skills for Board Membership

Independent Trustees

Timothy K. Hui (6/13/1948)	Trustee	Initial term (expiring at 2020 annual meeting). Trustee since inception in August 2017.	Dean of Educational Resources Emeritus and Special Assistant to the President at Cairn University since July 2018; Dean of Educational Resources at Cairn University from July 2012 until June 2018 and from July 2006 to January 2008.	25	None	Significant experience on this board of directors/trustees; administrative and managerial experience; legal training and practice.

Bryan A. Ward (2/4/1955)	Trustee	Initial term (expiring at 2019 annual meeting). Trustee since inception in August 2017.	Private Investor, BW Consulting, LLC since 2014; and Senior Manager, Accenture, LLP (a consulting firm) from 2002 until retirement in 2014.	25	Director of Equity Metrix, LLC.	Significant experience on this and/or other boards of directors/trustees; significant managerial and executive experience; significant experience as a management consultant.

Annual Report	37

ADDITIONAL INFORMATION (continued)

June 30, 2018	Highland Floating Rate Opportunities Fund

	Position(s) with the Fund	Term of Office[1] and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Highland Fund Complex Overseen by the Trustee[2]	Other Directorships/ Trusteeships Held During the Past Five Years	Experience, Qualifications, Attributes, Skills for Board Membership

Independent Trustees

Dr. Bob Froehlich (4/28/1953)	Trustee	Initial term (expiring at 2020 annual meeting). Trustee since inception in August 2017.	Retired.	25

Trustee of ARC Realty Finance Trust, Inc. (from January 2013 to May 2016); Director of KC

Concessions, Inc. (since January 2013); Trustee of Realty Capital Income Funds Trust (from January 2014 to December 2016); Director of American

Realty Capital Healthcare Trust II (from January 2013 to June 2016); Director, American Realty Capital Daily Net Asset Value Trust, Inc. (from November 2012 to July 2016); Director of American Sports Enterprise, Inc. (since January 2013); Director of Davidson Investment Advisors (from July 2009 to July 2016); Chairman and owner, Kane County Cougars Baseball Club (since January 2013); Advisory Board of Directors, Internet Connectivity Group, Inc. (from January 2014 to April 2016); Director of AXAR Acquisition Corp. (formerly AR Capital Acquisition Corp.) (from October 2014 to October 2017); Director of The Midwest League of Professional Baseball Clubs, Inc.; Director of Kane County Cougars Foundation, Inc.; Director of Galen Robotics, Inc.; Chairman and Director of FC Global Realty, Inc. (from May 2017 to June 2018); and Chairman and Director of First Capital Investment Corp. (from March 2017 until March 2018).

						Significant experience in the financial industry; significant managerial and executive experience; significant experience on other boards of directors, including as a member of several audit committees.

38	Annual Report

ADDITIONAL INFORMATION (continued)

June 30, 2018	Highland Floating Rate Opportunities Fund

	Position(s) with the Fund	Term of Office[1] and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Highland Fund Complex Overseen by the Trustee[2]	Other Directorships/ Trusteeships Held During the Past Five Years	Experience, Qualifications, Attributes, Skills for Board Membership

Independent Trustees

John Honis[3] (6/16/1958)	Trustee	3 year term (expiring at 2021 annual meeting). Trustee since inception in August 2017.	President of Rand Advisors, LLC since August 2013; and Partner of Highland Capital Management, L.P. from February 2007 until his resignation in November 2014.	25	Manager of Turtle Bay Resort, LLC; and Manager of American Home Patient (from November 2011 to February 2016).	Significant experience in the financial industry; significant managerial and executive experience, including experience as president, chief executive officer or chief restructuring officer of five telecommunication firms; experience on other boards of directors/trustees.

Annual Report	39

ADDITIONAL INFORMATION (continued)

June 30, 2018	Highland Floating Rate Opportunities Fund

	Position(s) with the Fund	Term of Office[1] and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Highland Fund Complex Overseen by the Trustee[2]	Other Directorships/ Trusteeships Held During the Past Five Years	Experience, Qualifications, Attributes, Skills for Board Membership

Independent Trustees

Ethan Powell[4] (6/20/1975)	Trustee and Chairman of the Board	Initial term (expiring at 2019 annual meeting) for the Trust. Trustee since inception in August 2017. Chairman of the Board since August 2017.

President and Founder of Impact Shares LLC

since December 2015; Trustee/Director of the Highland Fund Complex from June 2012 until July 2013 and since December 2013; Chief Product Strategist of Highland Capital Management Fund Advisors, L.P. (“HCMFA”) from 2012 until December 2015; Senior Retail Fund Analyst of Highland Capital Management, L.P. from 2007 until December 2015 and HCMFA from its inception until December 2015; President and Principal Executive Officer of NexPoint Strategic Opportunities Fund from June 2012 until May 2015; Secretary of NexPoint Strategic Opportunities Fund from May 2015 until December 2015; Executive Vice President and Principal Executive Officer of Highland Funds I and Highland Funds II from June 2012 until December 2015; and Secretary of Highland Funds I and Highland Funds II from November 2010 to May 2015.

				25	Trustee of Impact Shares Funds I Trust	Significant experience in the financial industry; significant executive experience including past service as an officer of funds in the Highland Fund Complex; significant administrative and managerial experience.

40	Annual Report

ADDITIONAL INFORMATION (continued)

June 30, 2018	Highland Floating Rate Opportunities Fund

	Position(s) with the Fund	Term of Office[1] and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Highland Fund Complex Overseen by the Trustee[2]	Other Directorships/ Trusteeships Held During the Past Five Years	Experience, Qualifications, Attributes, Skills for Board Membership

Interested Trustee

Dustin Norris[5] (1/6/1984)	Trustee and Secretary	3 year term (expiring at 2021 annual meeting). Trustee since February 2018; and Secretary since October 2017.	President of Highland Capital Funds Distributor, Inc. since April 2018, Head of Distribution at HCMFA since November 2017, Secretary of Highland Floating Rate Opportunities Fund, Highland Global Allocation Fund II, Highland Funds I and Highland Funds II since October 2017; Assistant Secretary of Highland Floating Rate Opportunities Fund and Highland Global Allocation Fund II from August 2017 to October 2017; Chief Product Strategist at HCMFA since September 2015; Director of Product Strategy at HCMFA from May 2014 to September 2015; Assistant Secretary of Highland Funds I and Highland Funds II from March 2017 to October 2017; Secretary of NexPoint Strategic Opportunities Fund since December 2015; Assistant Treasurer of NexPoint Real Estate Advisors, L.P. since May 2015; Assistant Treasurer of NexPoint Real Estate Advisors II, L.P. since June 2016; Assistant Treasurer of Highland Funds I and Highland Funds II from November 2012 to March 2017; Assistant Treasurer of NexPoint Strategic Opportunities Fund from November 2012 to December 2015; Secretary of NexPoint Capital, Inc. since 2014; Secretary of NexPoint Real Estate Strategies Fund, NexPoint Strategic Income Fund, NexPoint Energy and Materials Opportunities Fund, NexPoint Discount Strategies Fund, NexPoint Healthcare Opportunities Fund, NexPoint Event-Driven Fund and NexPoint Latin American Opportunities Fund (the “Interval Funds”) since March 2016; and Senior Accounting Manager at HCMFA from August 2012 to May 2014.	25	None	Significant experience in the financial industry; significant managerial and executive experience, including experience as an officer of the Highland Funds Complex since 2012.

Annual Report	41

ADDITIONAL INFORMATION (continued)

June 30, 2018	Highland Floating Rate Opportunities Fund

1

On an annual basis, as a matter of Board policy, the Governance Committee reviews each Trustee’s performance and determines whether to extend each such Trustee’s service for another year. Effective June 2013, the Board adopted a retirement policy wherein the Governance Committee shall not recommend the continued service as a Trustee of a Board member who is older than 80 years of age at the time the Governance Committee reports its findings to the Board.

2

The “Highland Fund Complex” consists of NexPoint Strategic Opportunities Fund, each series of Highland Funds I, each series of Highland Funds II, Highland Floating Rate Opportunities Fund, Highland Global Allocation Fund II, the Interval Funds, and NexPoint Capital, Inc., a closed-end management investment company that has elected to be treated as a business development company under the 1940 Act.

3

Since May 1, 2015, Mr. Honis has been treated as an Independent Trustee of the Fund. Prior to that date, Mr. Honis was treated as an Interested Trustee because he was a partner of an investment adviser affiliated with the Adviser until his resignation in November 2014. As of June 30, 2018, Mr. Honis was entitled to receive aggregate severance and/or deferred compensation payments of approximately $712,000 from another affiliate of the Adviser. Mr. Honis also serves as a director of a portfolio company affiliated with the Adviser. During the Fund’s last two fiscal years, Mr. Honis’ aggregate compensation from this portfolio company for his services as a director was approximately $50,000.

In addition, Mr. Honis serves as a trustee of a trust that owns substantially all of the economic interest in an investment adviser affiliated with the Adviser. Mr. Honis indirectly receives an asset-based fee in respect of such interest, which is projected to range from $450,000-$550,000 annually. In light of these relationships between Mr. Honis and affiliates of the Adviser, it is possible that the SEC might in the future determine Mr. Honis to be an interested person of the Fund.

4	Prior to December 8, 2017, Mr. Powell was treated as an Interested Trustee of the Fund for all purposes other than compensation and the Fund’s code of ethics.
5	On February 7, 2018, Mr. Norris was appointed as an Interested Trustee of the Fund.

42	Annual Report

ADDITIONAL INFORMATION (continued)

June 30, 2018	Highland Floating Rate Opportunities Fund

Name and Date of Birth	Position(s) with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years

Officers

Trey Parker (1/27/1976)	Executive Vice President	Indefinite Term; Executive Vice President since September 2017.	Executive Vice President of HCMFA, NexPoint Advisors, L.P., Highland Funds I, Highland Funds II, Highland Floating Rate Opportunities Fund and Highland Global Allocation Fund II since September 2017; Assistant Secretary of Highland Restoration Capital Partners GP, LLC since September 2017; Assistant Secretary of Highland SunBridge GP, LLC since December 2015; Assistant Secretary of Highland Capital Management, L.P. since August 2015; Director of JHT Holdings, Inc. since August 2013; Director of TerreStar Corporation since March 2013; Director of OmniMax International, Inc. since March 2012; and Secretary of Granite Bay Advisors, L.P. since February 2012.

Frank Waterhouse (4/14/1971)	Treasurer, Principal Accounting Officer, Principal Financial Officer and Principal Executive Officer	Indefinite Term; Treasurer since May 2015. Principal Financial Officer and Principal Accounting Officer since October 2017. Principal Executive Officer since February 2018.	Principal Executive Officer of Highland Funds I, Highland Funds II, Highland Floating Rate Opportunities Fund and Highland Global Allocation Fund II since February 2018; Principal Financial Officer and Principal Accounting Officer of Highland Floating Rate Opportunities Fund, Highland Global Allocation Fund II, NexPoint Capital, Inc., NexPoint Strategic Opportunities Fund, Highland Funds I, Highland Funds II, and NexPoint Real Estate Advisors, L.P. since October 2017; Treasurer of Highland Floating Rate Opportunities Fund and Highland Global Allocation Fund II since August 2017; Treasurer of Acis Capital Management, L.P. since February 2012; Treasurer of Highland Capital Management, L.P. since April 2012; Assistant Treasurer of HCMFA from December 2011 until October 2012; Treasurer of HCMFA since October 2012; Treasurer of NexPoint Advisors, L.P. since March 2012; Treasurer of NexPoint Capital, Inc., NexPoint Strategic Opportunities Fund, Highland Funds I, Highland Funds II, and NexPoint Real Estate Advisors, L.P. since May 2015; Treasurer of NexPoint Real Estate Advisors II, L.P. since June 2016; and Treasurer of the Interval Funds since March 2016.

Clifford Stoops (11/17/1970)	Assistant Treasurer	Indefinite Term; Assistant Treasurer since August 2017.	Assistant Treasurer of Highland Floating Rate Opportunities Fund and Highland Global Allocation Fund II since August 2017; Assistant Treasurer of Highland Funds I, Highland Funds II, NexPoint Strategic Opportunities Fund, NexPoint Capital, Inc. and the Interval Funds since March 2017; and Chief Accounting Officer at Highland Capital Management, L.P. since December 2011.

Jason Post (1/9/1979)	Chief Compliance Officer	Indefinite Term; Chief Compliance Officer since August 2017.	Chief Compliance Officer and Anti-Money Laundering Officer of Highland Floating Rate Opportunities Fund and Highland Global Allocation Fund II since August 2017; Chief Compliance Officer and Anti-Money Laundering Officer of Highland Funds I, Highland Funds II, NexPoint Strategic Opportunities Fund and NexPoint Capital, Inc. since September 2015; Chief Compliance Officer and Anti-Money Laundering Officer of the Interval Funds since March 2016; and Chief Compliance Officer for HCMFA and NexPoint Advisors, L.P since September 2015. Prior to this role served as Deputy Chief Compliance Officer and Director of Compliance for Highland Capital Management, L.P.

Annual Report	43

ADDITIONAL INFORMATION (concluded)

June 30, 2018	Highland Floating Rate Opportunities Fund

Name and Date of Birth	Position(s) with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years

Officers

Dustin Norris (1/6/1984)	Secretary	Indefinite Term; Secretary since October 2017.	President of Highland Capital Funds Distributor, Inc. since April 2018, Head of Distribution at HCMFA since November 2017, Secretary of Highland Floating Rate Opportunities Fund, Highland Global Allocation Fund II, Highland Funds I and Highland Funds II since October 2017; Assistant Secretary of Highland Floating Rate Opportunities Fund and Highland Global Allocation Fund II from August 2017 to October 2017; Chief Product Strategist at HCMFA since September 2015; Director of Product Strategy at HCMFA from May 2014 to September 2015; Assistant Secretary of Highland Funds I and Highland Funds II from March 2017 to October 2017; Secretary of NexPoint Strategic Opportunities Fund since December 2015; Assistant Treasurer of NexPoint Real Estate Advisors, L.P. since May 2015; Assistant Treasurer of NexPoint Real Estate Advisors II, L.P. since June 2016; Assistant Treasurer of Highland Funds I and Highland Funds II from November 2012 to March 2017; Assistant Treasurer of NexPoint Strategic Opportunities Fund from November 2012 to December 2015; Secretary of NexPoint Capital, Inc. since 2014; Secretary of the Interval Funds since March 2016; and Senior Accounting Manager at HCMFA from August 2012 to May 2014.

44	Annual Report

IMPORTANT INFORMATION ABOUT THIS REPORT

Investment Adviser

Highland Capital Management Fund Advisors, L.P.

200 Crescent Court, Suite 700

Dallas, TX 75201

Transfer Agent

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, NY 11219

Underwriter

Highland Capital Funds Distributor, Inc.

200 Crescent Court, Suite 700

Dallas, TX 75201

Custodian

State Street Bank and Trust Company

One Lincoln Street

Boston, Massachusetts 02111

Independent Registered Public Accounting Firm

KPMG LLP

Two Financial Center

60 South Street

Boston, MA 02111

Fund Counsel

Stradley Ronon Stevens & Young, LLP

1250 Connecticut Avenue, N.W.

Washington, DC 20036-2652

This report has been prepared for shareholders of Highland Floating Rate Opportunistic Fund (the “Fund”). The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-357-9167 to request that additional reports be sent to you.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to their portfolio securities, and the Fund’s proxy voting records for the most recent 12-month period ended June 30, are available (i) without charge, upon request, by calling 1-800-357-9167 and (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

The Fund file its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q are available on the Commission’s website at http://www.sec.gov and also may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may also obtain the Form N-Q by visiting the Fund’s website at www.highlandfunds.com.

On June 28, 2018, the Fund submitted a CEO annual certification to the New York Stock Exchange (“NYSE”) on which the Fund’s principal executive officer certified that he was not aware, as of the date, of any violation by the Fund of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund’s principal executive officer and principal financial officer made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q relating to, among other things, the Fund’s disclosure controls and procedures and internal controls over financial reporting, as applicable.

The Statement of Additional Information includes additional information about the Fund’s Trustees and is available upon request without charge by calling 1-800-357-9167.

Annual Report	45

Highland Funds

c/o American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, NY 11219

Highland Floating Rate Opportunities Fund	Annual Report, June 30, 2018

www.highlandfunds.com	FRO-AR-0618

Item 2. Code of Ethics.

(a)

Highland Floating Rate Opportunities Fund (the “Registrant”), as of the end of the period covered by this report, has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

(b)	Not applicable.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The Registrant has not granted any waiver, including any implicit waiver, from a provision of the code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item’s instructions.

(e)	Not applicable.

(f)

The Registrant’s code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed herewith as Exhibit (a)(1).

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the Registrant’s Board of Trustees (the “Board”) has determined that Bryan A. Ward, a member of the Audit & Qualified Legal Compliance Committee of the Board (the “Audit Committee”), is an audit committee financial expert as defined by the Securities and Exchange Commission (the “SEC”) in Item 3 of Form N-CSR. Mr. Ward is “independent” as defined by the SEC for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $0 for the fiscal year ended June 30, 2017 and $210,000 for the fiscal year ended June 30, 2018.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for the fiscal year ended June 30, 2017 and $0 for the fiscal year ended June 30, 2018.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $0 for the fiscal year ended June 30, 2017 and $6,896 for the fiscal year ended June 30, 2018. The nature of the services related to assistance on the Registrant’s tax returns and excise tax calculations.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for the fiscal year ended June 30, 2017 and $0 for the fiscal year ended June 30, 2018.

(e)(1)	Disclose the Audit Committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X:

The Audit Committee shall:

(a) have direct responsibility for the appointment, compensation, retention and oversight of the Registrant’s independent auditors and, in connection therewith, to review and evaluate matters potentially affecting the independence and capabilities of the auditors; and

(b) review and pre-approve (including associated fees) all audit and other services to be provided by the independent auditors to the Registrant and all non-audit services to be provided by the independent auditors to the Registrant’s investment adviser or any entity controlling, controlled by or under common control with the investment adviser (an “Adviser Affiliate”) that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant; and

(c) establish, to the extent permitted by law and deemed appropriate by the Audit Committee, detailed pre-approval policies and procedures for such services; and

(d) review and consider whether the independent auditors’ provision of any non-audit services to the Registrant, the Registrant’s investment adviser or an Adviser Affiliate not pre-approved by the Audit Committee are compatible with maintaining the independence of the independent auditors.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) 100%

(c) 100%

(d) 100%

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the Registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)

The aggregate non-audit fees billed by the Registrant’s accountant for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and an Adviser Affiliate that provides ongoing services to the Registrant for each of the last two fiscal years of the Registrant was $0 for the fiscal year ended June 30, 2017 and $6,896 for the fiscal year ended June 30, 2018.

(h)

The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and an Adviser Affiliate that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

(a)

The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. It is composed of the following Trustees, each of whom is not an “interested person” as defined in the 1940 Act:

Dr. Bob Froehlich
Timothy K. Hui
Bryan A. Ward

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the Annual Report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

PROXY VOTING POLICY

Purpose and Scope

The purpose of these voting policies and procedures (the “Policy”) is to set forth the principles and procedures by which HCMLP (the “Company”) votes or gives consents with respect to the securities owned by Clients for which the Company exercises voting authority and discretion.1 For avoidance of doubt, this includes any proxy and any shareholder vote or consent, including a vote or consent for a private company or other issuer that does not involve a proxy. These policies and procedures have been designed to help ensure that votes are cast in the best interests of Clients in accordance with the Company’s fiduciary duties and Rule 206(4)-6 under the Investment Advisers Act of 1940 (the “Advisers Act”).

This Policy applies to securities held in all Client accounts (including Retail Funds and other pooled investment vehicles) as to which the Company has explicit or implicit voting authority. Implicit voting authority exists where the Company’s voting authority is implied by a general delegation of investment authority without reservation of proxy voting authority to the Client.

If the Company has delegated voting authority to an investment sub-adviser with respect to any Retail Fund, such sub-adviser will be responsible for voting all proxies for such Retail Funds in accordance with the sub-adviser’s proxy voting policies. The Compliance Department, to provide oversight over the proxy voting by sub-advisers and to ensure that votes are executed in the best interests of the Retail Funds, shall (i) review the proxy voting policies and procedures of each Retail Fund sub-adviser to confirm that they comply with Rule 206(4)-6, both upon engagement of the sub-adviser and upon any material change to the sub-adviser’s proxy voting policies and procedures, and (ii) require each such sub-adviser to provide quarterly certifications that all proxies were voted pursuant to the sub-adviser’s policies and procedures or to describe any inconsistent votes.

General Principles

The Company and its affiliates engage in a broad range of activities, including investment activities for their own accounts and for the accounts of various Clients and providing investment advisory and other services to Clients. In the ordinary course of conducting the Company’s activities, the interests of a Client may conflict with the interests of the Company, other Clients and/or the Company’s affiliates and their clients. Any conflicts of interest relating to the voting of proxies, regardless of whether actual or perceived, will be addressed in accordance with these policies and procedures. The guiding principle by which the Company votes all proxies is to vote in the best interests of each Client by maximizing the economic value of the relevant Client’s holdings, taking into account the relevant Client’s investment horizon, the contractual obligations under the relevant advisory agreements or comparable documents and all other relevant facts and circumstances at the time of the vote. The Company does not permit voting decisions to be influenced in any manner that is contrary to, or dilutive of, this guiding principle.

[1]	In any case where a Client has instructed the Company to vote in a particular manner on the Client’s behalf, those instructions will govern in lieu of parameters set forth in the Policy.

Voting Procedures

Third-Party Proxy Advisors

The Company may engage a third-party proxy advisor (“Proxy Advisor”) to provide proxy voting recommendations with respect to Client proxies. Proxy Advisor voting recommendation guidelines are generally designed to increase investors’ potential financial gain. When considering whether to retain or continue retaining any particular Proxy Advisor, the Compliance Department will ascertain, among other things, whether the Proxy Advisor has the capacity and competency to adequately analyze proxy issues. In this regard, the Compliance Department will consider, among other things: the adequacy and quality of the Proxy Advisor’s staffing and personnel; the robustness of its policies and procedures regarding its ability to (a) ensure that its proxy voting recommendations are based on current and accurate information and (b) identify and address any conflicts of interest and any other considerations that the Compliance Department determines would be appropriate in considering the nature and quality of the services provided by the Proxy Advisor. To identify and address any conflicts that may arise on the part of the Proxy Advisor, the Compliance Department will ensure that the Proxy Advisor notifies the Compliance Department of any relevant business changes or changes to its policies and procedures regarding conflicts.

Third-Party Proxy Voting Services

The Company may utilize a third-party proxy voting service (“Proxy Voting Service”) to monitor holdings in Client accounts for purposes of determining whether there are upcoming shareholder meetings or similar corporate actions and to execute Client proxies on behalf of the Company pursuant to the Company’s instructions, which shall be given in a manner consistent with this Policy. The Compliance Department will oversee each Proxy Voting Service to ensure that proxies have been voted in a manner consistent with the Company’s instructions.

Monitoring

Subject to the procedures regarding Nonstandard Proxy Notices described below, the Compliance Department of the Company shall have responsibility for monitoring Client accounts for proxy notices. Except as detailed below, if proxy notices are received by other employees of the Company, such employees must promptly forward all proxy or other voting materials to the Compliance Department.

Portfolio Manager Review and Instruction

From time to time, the settlement group of the Company may receive nonstandard proxy notices, regarding matters including, but not limited to, proposals regarding corporate actions or amendments (“Nonstandard Proxy Notices”) with respect to securities held by Clients. Upon receipt of a Nonstandard Proxy Notice, a member of the settlement group (the “Settlement Designee”) shall send an email notification containing all relevant information to the Portfolio Manager(s) with responsibility for the security and [        .com]. Generally, the relevant Portfolio Manager(s) shall deliver voting instructions for Nonstandard Proxy Notices by replying to the email notice sent to the Portfolio Manager(s) and [        .com] by the Settlement Designee or by sending voting instructions to [        .com] and [        .com]. Any conflicts for Nonstandard Proxy Notices should also be disclosed to the Compliance Department. In the event a Portfolio Manager orally conveys voting instructions to the Settlement Designee or any other member of the Company’s settlement group, that Settlement Designee or member of the Company’s settlement group shall respond to the original notice email sent to [        .com] detailing the Portfolio Manager(s) voting instructions.

With regard to standard proxy notices, on a weekly basis, the Compliance Department will send a notice of upcoming proxy votes related to securities held by Clients and the corresponding voting recommendations of the Proxy Advisor to the relevant Portfolio Manager(s). Upon receipt of a proxy notice from the Compliance Department, the Portfolio Manager(s) will review and evaluate the upcoming votes and recommendations. The Portfolio Managers may rely on any information and/or research available to him or her and may, in his or her discretion, meet with members of an issuer’s management to discuss matters of importance to the relevant Clients and their economic interests. Should the Portfolio Manager determine that deviating from the Proxy Advisor’s recommendation is in a Client’s best interest, the Portfolio Manager shall communicate his or her voting instructions to the Compliance Department.

In the event that more than one Portfolio Manager is responsible for making a particular voting decision and such Portfolio Managers are unable to arrive at an agreement as to how to vote with respect to a particular proposal, they should consult with the applicable Chief Compliance Officer (the “CCO”) for guidance.

Voting

Upon receipt of the relevant Portfolio Managers’ voting instructions, if any, the Compliance Department will communicate the instructions to the Proxy Voting Service to execute the proxy votes.

Non-Votes

It is the general policy of the Company to vote or give consent on all matters presented to security holders in any vote, and these policies and procedures have been designated with that in mind. However, the Company reserves the right to abstain on any particular vote if, in the judgment of the CCO, or the relevant Portfolio Manager, the effect on the relevant Client’s economic interests or the value of the portfolio holding is insignificant in relation to the Client’s portfolio, if the costs associated with voting in any particular instance outweigh the benefits to the relevant Clients or if the circumstances make such an abstention or withholding otherwise advisable and in the best interests of the relevant Clients not to vote. Such determination may apply in respect of all Client holdings of the securities or only certain specified Clients, as the Company deems appropriate under the circumstances. As examples, a Portfolio Manager may determine: (a) not to recall securities on loan if, in his or her judgment, the matters being voted upon are not material events affecting the securities and the negative consequences to Clients of disrupting the securities lending program would outweigh the benefits of voting in the particular instance or (b) not to vote proxies relating to certain foreign securities if, in his or her judgment, the expense and administrative inconvenience outweighs the benefits to Clients of voting the securities.

Conflicts of Interest

The Company’s Compliance Department is responsible for monitoring voting decisions for any conflicts of interest, regardless of whether they are actual or perceived. All voting decisions contrary to the recommendation of a Proxy Advisor require a mandatory conflicts of interest review by the Compliance Department, which will include a consideration of whether the Company or any Portfolio Manager or other person recommending or providing input on how to vote has an interest in the vote that may present a conflict of interest.

In addition, all Company investment professionals are expected to perform their tasks relating to the voting of proxies in accordance with the principles set forth above, according the first priority to the best interest of the relevant Clients. If at any time a Portfolio Manager or any other investment professional becomes aware of a potential or actual conflict of interest regarding any particular voting decision, he or she must contact the Compliance Department promptly and, if in connection with a proxy that has yet to be voted, prior to such vote. If any investment professional is pressured or lobbied, whether from inside or outside the Company, with respect to any particular voting decision, he or she should contact the Compliance Department promptly. The CCO will use his or her best judgment to address any such conflict of interest and ensure that it is resolved in accordance with his or her independent assessment of the best interests of the relevant Clients.

In the event of a conflict, the Company may choose to address such conflict by: (i) voting in accordance with the Proxy Advisor’s recommendation; (ii) the CCO determining how to vote the proxy (if the CCO approves deviation from the Proxy Advisor’s recommendation, then the CCO shall document the rationale for the vote); (iii) “echo voting” or “mirror voting” the proxy in the same proportion as the votes of other proxy holders that are not Clients; or (iv) with respect to Clients other than Retail Funds, notifying the affected Client of the material conflict of interest and seeking a waiver of the conflict or obtaining such Client’s voting instructions. Where the Compliance Department deems appropriate, third parties may be used to help resolve conflicts. In this regard, the CCO or his or her delegate shall have the power to retain fiduciaries, consultants or professionals to assist with voting decisions and/or to delegate voting or consent powers to such fiduciaries, consultants or professionals.

Where a conflict of interest arises with respect to a voting decision for a Retail Fund, the Company shall disclose the conflict and the rationale for the vote taken to the Retail Fund’s Board of Directors/Trustees at the next regularly scheduled quarterly meeting. The Compliance Department will maintain a log documenting the basis for the decision and will furnish the log to the Board of Trustees.

Material Conflicts of Interest

The following relationships or circumstances are examples of situations that may give rise to a material conflict of interest for purposes of this Policy. This list is not exclusive or determinative; any potential conflict (including payments of the types described below but less than the specified threshold) should be identified to the Company’s Compliance Department:

(i)	The issuer is a Client of the Company, or of an affiliate, accounting for more than 5% of the Company’s or affiliate’s annual revenues.

(ii)	The issuer is an entity that reasonably could be expected to pay the Company or its affiliates more than $1 million through the end of the Company’s next two full fiscal years.

(iii)

The issuer is an entity in which a “Covered Person” (as defined in the Company’s Policies and Procedures Designed to Detect and Prevent Insider Trading and to Comply with Rule 17j-1 of the Investment Company Act of 1940, as amended (the “Code of Ethics”)) has a beneficial interest contrary to the position held by the Company on behalf of Clients.

(iv)

The issuer is an entity in which an officer or partner of the Company or a relative of any such person is or was an officer, director or employee, or such person or relative otherwise has received more than $150,000 in fees, compensation and other payment from the issuer during the Company’s last three fiscal years; provided, however, that the Compliance Department may deem such a relationship not to be a material conflict of interest if the Company representative serves as an officer or director of the issuer at the direction of the Company for purposes of seeking control over the issuer.

(v)

The matter under consideration could reasonably be expected to result in a material financial benefit to the Company or its affiliates through the end of the Company’s next two full fiscal years (for example, a vote to increase an investment advisory fee for a Retail Fund advised by the Company or an affiliate).

(vi)

Another Client or prospective Client of the Company, directly or indirectly, conditions future engagement of the Company on voting proxies in respect of any Client’s securities on a particular matter in a particular way.

(vii)	The Company holds various classes and types of equity and debt securities of the same issuer contemporaneously in different Client portfolios.

(viii)	Any other circumstance where the Company’s duty to serve its Clients’ interests, typically referred to as its “duty of loyalty,” could be compromised.

Notwithstanding the foregoing, a conflict of interest described above shall not be considered material for the purposes of this Policy in respect of a specific vote or circumstance if:

The securities in respect of which the Company has the power to vote account for less than 1% of the issuer’s outstanding voting securities, but only if: (i) such securities do not represent one of the 10 largest holdings of such issuer’s outstanding voting securities and (ii) such securities do not represent more than 2% of the Client’s holdings with the Company.

The matter to be voted on relates to a restructuring of the terms of existing securities or the issuance of new securities or a similar matter arising out of the holding of securities, other than common equity, in the context of a bankruptcy or threatened bankruptcy of the issuer.

Recordkeeping

Following the submission of a proxy vote, the Fund will maintain a report of the vote and all relevant documentation.

The Fund shall retain records relating to the voting of proxies and the Company shall conduct due diligence, including on Proxy Voting Services and Proxy Advisors, as applicable, to ensure the following records are adequately maintained by the appropriate party:

(i)	Copies of this Policy and any amendments thereto.

(ii)	A current copy of the Proxy Advisor’s voting guidelines, as amended.

(iii)

A copy of each proxy statement that the Company receives regarding Client securities. The Company may rely on a third party to make and retain, on the Company’s behalf, a copy of a proxy statement, provided that the Company has obtained an undertaking from the third party to provide a copy of the proxy statement promptly upon request.

(iv)

Records of each vote cast by the Company on behalf of Clients. The Company may satisfy this requirement by relying on a third party to make and retain, on the Company’s behalf, a record of the vote cast, provided that the Company has obtained an undertaking from the third party to provide a copy of the record promptly upon request.

(v)	A copy of any documents created by the Company that were material to making a decision how to vote or that memorializes the basis for that decision.

(vi)

A copy of each written request for information on how the Company voted proxies on behalf of the Client, and a copy of any written response by the Company to any (oral or written) request for information on how the Company voted.

These records shall be maintained and preserved in an easily accessible place for a period of not less than five years from the end of the Company’s fiscal year during which the last entry was made in the records, the first two years in an appropriate office of the Company.2

Enforcement of this Policy

It shall be the responsibility of the Compliance Department to handle or coordinate the enforcement of this Policy. The Compliance Department will periodically sample proxy voting records to ensure that proxies have been voted in accordance with this Policy, with a particular focus on any proxy votes that require additional analysis (e.g., proxies voted contrary to the recommendations of a Proxy Advisor).

If the Compliance Department determines that a Proxy Advisor or Proxy Voting Service may have committed a material error, the Compliance Department will investigate the error, taking into account the nature of the error, and seek to determine whether the Proxy Advisor or Proxy Voting Service is taking reasonable steps to reduce similar errors in the future.

In addition, no less frequently than annually, the Compliance Department will review the adequacy of this Policy to ensure that it has been implemented effectively and to confirm that this Policy continues to be reasonably designed to ensure that proxies are voted in the best interest of Clients.

Disclosures to Clients and Investors

The Company includes a description of its policies and procedures regarding proxy voting in Part 2 of Form ADV, along with a statement that Clients can contact the CCO to obtain a copy of these policies and procedures and information about how the Company voted with respect to a Client’s securities. This Policy is, however, subject to change at any time without notice.

As a matter of policy, the Company does not disclose how it expects to vote on upcoming proxies. Additionally, the Company does not disclose the way it voted proxies to unaffiliated third parties without a legitimate need to know such information.

[2]

If the Company has essentially immediate access to a book or record (on the Company’s proprietary system or otherwise) through a computer located at an appropriate office of the Company, then that book or record will be considered to be maintained at an appropriate office of the Company. “Immediate access” to books and records includes that the Company has the ability to provide promptly to Securities and Exchange Commission (the “SEC”) examination staff hard copies of the books and records or access to the storage medium. The party responsible for the applicable books and records as described above shall also be responsible for ensuring that those books and records for the first two years are either physically maintained in an appropriate office of the Company or that the Company otherwise has essentially immediate access to the required books and records for the first two years.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)	Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members

The Registrant’s portfolio managers, who are primarily responsible for the day-to-day management of the Registrant’s portfolio, are James Dondero, Mark Okada, Trey Parker and Jon Poglitsch.

James Dondero – Mr. Dondero has over 25 years of experience in credit markets. In addition to his role at NexPoint Advisors, L.P. (“NexPoint”), Mr. Dondero is the co-founder and President of Highland Capital Management, L.P. (“HCM”), founder and President of NexPoint, Chairman of the board of directors, Chief Executive Officer and member of the investment committee of NexPoint Residential Trust, Inc., President of NexPoint Capital, Inc., President of NexPoint Real Estate Strategies Fund, President of NexPoint Healthcare Opportunities Fund, director for American Banknote Corporation, director for Metro-Goldwyn-Mayer, director of Jernigan Capital, Inc., director of Texmark Timber Treasury, L.P., and Chairman of NexBank, an affiliated bank. Mr. Dondero has over 30 years of experience investing in credit and equity markets and has helped pioneer credit asset classes. Prior to founding HCM in 1993, Mr. Dondero served as Chief Investment Officer of Protective Life’s GIC subsidiary and helped grow the business from concept to over $2 billion between 1989 and 1993. His portfolio management experience includes mortgage-backed securities, investment grade corporate bonds, leveraged bank loans, high-yield bonds, emerging market debt, real estate, derivatives, preferred stocks and common stocks. From 1985 to 1989, he managed approximately $1 billion in fixed income funds for American Express. Mr. Dondero received a BS in Commerce (Accounting and Finance) from the University of Virginia, and is a Certified Managerial Accountant. Mr. Dondero has also earned the right to use the Chartered Financial Analyst designation.

Mark Okada – Mr. Okada co-founded HCM and has served as Chief Investment Officer of HCM since 1993 and as Co-Chief Investment Officer of Highland Capital Management Fund Advisors, L.P. (“HCMFA” or the “Adviser”) since September 2017. He is a pioneer in the development of the bank loan market and has over 25 years of credit experience. Mr. Okada is responsible for structuring one of the industry’s first arbitrage CLOs. He received a BA in Economics and a BA in Psychology, cum laude, from the University of California, Los Angeles. He has earned the right to use the Chartered Financial Analyst designation.

Trey Parker – Mr. Parker is a Partner and Co-Chief Investment Officer at HCM. Prior to his current role, Mr. Parker was Head of Credit and responsible for managing the Credit Team platform; he was also a Portfolio Manager covering a number of the industrial verticals, as well as parts of Technology, Media and Telecommunications; he also worked as a Senior Portfolio Analyst on the Distressed & Special Situations investment team. Prior to joining HCM in March 2007, Mr. Parker was a Senior Associate at Hunt Special Situations Group, L.P. (“Hunt”), a private equity group focused on distressed and special situation investing. Mr. Parker was responsible for sourcing, executing and monitoring control private equity investments across a variety of industries. Prior to joining Hunt in 2004, Mr. Parker was an analyst at BMO Merchant Banking, a private equity group affiliated with the Bank of Montreal (“BMO”). While at BMO, Mr. Parker completed a number of leveraged buyouts and mezzanine investment transactions. Prior to joining BMO, Mr. Parker worked in sales and trading for First Union Securities and Morgan Stanley. Mr. Parker received an MBA with concentrations in Finance, Strategy and

Entrepreneurship from the University of Chicago Booth School of Business and a BA in Economics and Business from the Virginia Military Institute. Mr. Parker serves on the Board of Directors of Euramax Holdings, Inc., TerreStar Corporation, JHT Holdings, Inc., and Cornerstone Healthcare Group.

Jon Poglitsch – Mr. Poglitsch is the Head of Credit at HCM. Prior to his current position, Mr. Poglitsch served as a Managing Director at HCFMA, where he spent a substantial amount of time covering the Energy, Competitive Power, Utilities, and Transportation industries; he also served as a Senior Portfolio Analyst on both the Institutional and Retail fund research teams. Prior to joining HCM in 2007, Mr. Poglitsch was a consultant for Muse Stancil and Co. (“Muse”), where he provided mergers and acquisition, valuation, and strategic advisory services to a variety of clients in the midstream and downstream energy sectors, including integrated oil, independent refinery, pipeline, power, and renewable fuel companies. Prior to joining Muse, Mr. Poglitsch was a senior financial analyst for American Airlines. He received an MBA with a concentration in Finance from the University of Texas at Austin and a BS in Chemical Engineering from the University of Oklahoma. Mr. Poglitsch has earned the right to use the Chartered Financial Analyst designation.

(a)(2)	Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

Other Accounts Managed by Portfolio Manager(s) or Management Team Member

The following table provides information about funds and accounts, other than the Registrant, for which the Registrant’s portfolio managers are primarily responsible for the day-to-day portfolio management as of June 30, 2018.

James Dondero

Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Registered Investment Companies:	11	$1,732.10	1	$100.86
Other Pooled Investment Vehicles:	2	$712.35	2	$712.35
Other Accounts:	—	$—	—	$—

Mark Okada

Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Registered Investment Companies:	1	$599.25	—	$—
Other Pooled Investment Vehicles:	—	$—	—	$—
Other Accounts:	—	$—	—	$—

Trey Parker

Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Registered Investment Companies:	2	$658.63	—	$—
Other Pooled Investment Vehicles:	3	$201.14	3	$201.14
Other Accounts:	1	$408.69	—	$—

Jon Poglitsch

Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Registered Investment Companies:	2	$626.2	—	$—
Other Pooled Investment Vehicles:	—	$—	—	$—
Other Accounts:	1	$408.69	—	$—

Potential Conflicts of Interests

The Adviser and/or its general partner, limited partners, officers, affiliates and employees provide investment advice to other parties and manage other accounts and private investment vehicles similar to the Registrant. For the purposes of this section, the term “Highland” shall include the Adviser and its affiliated investment advisors, including HCM and its affiliates. In connection with such other investment management activities, the Adviser and/or its general partner, limited partners, officers, affiliates and employees may decide to invest the funds of one or more other accounts or recommend the investment of funds by other parties, rather than the Registrant’s monies, in a particular security or strategy. In addition, the Adviser and such other persons will determine the allocation of funds from the Registrant and such other accounts to investment strategies and techniques on whatever basis they consider appropriate or desirable in their sole and absolute discretion.

Highland has built a professional working environment, a firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. Highland has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, Highland furnishes advisory services to numerous clients in addition to the Registrant, and Highland may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts that have performance or higher fees paid to Highland or in which portfolio managers have a personal interest in the receipt of such fees) that may be the same as or different from those made to the Registrant. In addition, Highland, its affiliates and any of their partners, directors, officers, stockholders or employees may or may not have an interest in the securities whose purchase and sale the Adviser recommends to the Registrant. Actions with respect to securities of the same kind may be the same as or different from the action that the Adviser, or any of its affiliates, or any of their partners, directors, officers, stockholders or employees or any member of their families may take with respect to the same securities. Moreover, the Adviser may refrain from rendering any advice or services concerning securities of companies of which any of the Adviser’s (or its affiliates’) partners, directors, officers or employees are directors or officers, or companies as to which the Adviser or any of its affiliates or partners, directors, officers and employees of any of them has any substantial economic interest or possesses material non-public information. In addition to its various policies and procedures designed to address these issues, Highland includes disclosure regarding these matters to its clients in both its Form ADV and investment advisory agreements.

The Adviser, its affiliates or their partners, directors, officers or employees similarly serve or may serve other entities that operate in the same or related lines of business, including accounts managed by an investment adviser affiliated with the Adviser. Accordingly, these individuals may have obligations to investors in those entities or funds or to other clients, the fulfillment of which might not be in the best interests of the Registrant. As a result, the Adviser will face conflicts in the allocation of investment opportunities to the Registrant and other funds and clients. In order to enable such affiliates to fulfill their fiduciary duties to each of the clients for which they have responsibility, the Adviser will endeavor to allocate investment opportunities in a fair and equitable manner, pursuant to policies and procedures adopted by the Adviser and its advisory affiliates that are designed to manage potential conflicts of interest, which may, subject to applicable regulatory constraints, involve pro rata co-investment by the funds and such other clients or may involve a rotation of opportunities among the funds and such other clients. To mitigate any actual or perceived conflicts of interest, allocation of limited offering securities (such as IPOs and registered secondary offerings) to principal accounts that do not include third party investors may only be made after all other client account orders for the security have been filled. However, there can be no assurance that such policies and procedures will in every case ensure fair and equitable allocations of investment opportunities, particularly when considered in hindsight.

Conflicts may arise in cases when clients and/or the Adviser and other affiliated entities invest in different parts of an issuer’s capital structure, including circumstances in which one or more clients own private securities or obligations of an issuer and other clients may own public securities of the same issuer. In addition, one or more clients may invest in securities, or other financial instruments, of an issuer that are senior or junior to securities, or financial instruments, of the same issuer that are held by or acquired for, one or more other clients. For example, if such issuer encounters financial problems, decisions related to such securities (such as over the terms of any workout or proposed waivers and amendments to debt covenants) may raise conflicts of interests. In such a distressed situation, a client holding debt securities of the issuer may be better served by a liquidation of the issuer in which it may be paid in full, whereas a client holding equity securities of the issuer might prefer a reorganization that holds the potential to create value for the equity holders. In the event of conflicting interests within an issuer‘s capital structure, Highland generally will pursue the strategy that Highland believes best reflects what would be expected to be negotiated in an arm’s length transaction, but in all instances with due consideration being given to Highland’s fiduciary duties to each of its accounts (without regard to the nature of the accounts involved or fees received from such accounts). This strategy may be recommended by one or more Highland investment professionals. A single person may represent more than one part of an issuer’s capital structure. The recommended course of action will be presented to the conflicts committee for final determination as to how to proceed. Highland may elect, but is not required, to assign different teams to make recommendations for different parts of the capital structure as the conflicts committee determines in its discretion. In the event any Highland personnel serve on the board of the subject company, they generally recuse themselves from voting on any board matter with respect to a transaction that has an asymmetrical impact on the capital structure. Highland personnel board members may still make recommendations to the conflicts committee. If any such persons are also on the conflicts committee, they may recuse themselves from the committee’s determination. A portfolio manager with respect to any applicable Highland registered investment company clients (“Retail Accounts”) participates in such discussions, but makes an independent determination as to which course of action he or she determines is in the best interest of the applicable Retail Accounts. Highland may use external counsel for guidance and assistance.

The Adviser and its affiliates have both subjective and objective procedures and policies in place designed to manage potential conflicts of interest involving clients so that, for example, investment opportunities are allocated in a fair and equitable manner among the Registrant and such other clients. An investment opportunity that is suitable for multiple clients of the Adviser and its affiliates may not be capable of being shared among some or all of such clients due to the limited scale of the opportunity or other factors, including regulatory restrictions imposed by the 1940 Act. There can be no assurance that the Adviser’s or its affiliates’ efforts to allocate any particular investment opportunity fairly among all clients for whom such opportunity is appropriate will result in an allocation of all or part of such opportunity to the Registrant. Not all conflicts of interest can be expected to be resolved in favor of the Registrant.

Another type of conflict may arise if one client account buys a security and another client account sells or shorts the same security. Currently, such opposing positions are generally not permitted within the same account without prior trade approval by the Adviser’s Chief Compliance Officer. However, a portfolio manager may enter into opposing positions for different clients to the extent each such client has a different investment objective and each such position is consistent with the investment objective of the applicable client. In addition, transactions in investments by one or more affiliated client accounts may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of other client accounts.

Because certain client accounts may have investment objectives, strategies or legal, contractual, tax or other requirements that differ (such as the need to take tax losses, realize profits, raise cash, diversification, etc.), an affiliated advisor may purchase, sell or continue to hold securities for certain client accounts contrary to other recommendations. In addition, an affiliated advisor may be permitted to sell securities or instruments short for certain client accounts and may not be permitted to do so for other affiliated client accounts.

As a result of the Fund’s arrangements with Highland, there may be times when Highland, the Adviser or their affiliates have interests that differ from those of the Fund’s shareholders, giving rise to a conflict of interest. The Fund’s officers serve or may serve as officers, directors or principals of entities that operate in the same or a related line of business as the Fund does, or of investment funds managed by the Adviser or its affiliates. Similarly, the Adviser or its affiliates may have other clients with similar, different or competing investment objectives. In serving in these multiple capacities, they may have obligations to other clients or investors in those entities, the fulfillment of which may not be in the best interests of the Fund or its shareholders. For example, the Fund’s officers have, and will continue to have, management responsibilities for other investment funds, accounts or other investment vehicles managed or sponsored by the Adviser and its affiliates. The Fund’s investment objective may overlap, in part or in whole, with the investment objective of such affiliated investment funds, accounts or other investment vehicles. The Adviser will seek to allocate investment opportunities among eligible accounts in a manner that is fair and equitable over time and consistent with its allocation policy. However, the Fund can offer no assurance that such opportunities will be allocated to it fairly or equitably in the short-term or over time.

(a)(3)	Compensation Structure of Portfolio Manager(s) or Management Team Members

HCMFA’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors, including the pre-tax relative performance of a portfolio manager’s underlying account, the pre-tax combined performance of the portfolio manager’s underlying accounts, and the pre-tax relative performance of the portfolio manager’s underlying accounts measured against other employees. Portfolio managers are compensated generally based on their investment performance. The portfolio managers and other investment professionals are ranked based on the alpha generated by their portfolio versus their target index benchmark. Their investment performance is evaluated both versus a target index benchmark return and also compared to the returns of their peers at HCMFA and its affiliates. Other attributes which may be considered in the evaluation process are communication, teamwork, attitude and leadership.

The target indices for the Registrant’s portfolio managers are the Morningstar Bank Loan Fund Category and CS Leveraged Loan Index.

HCMFA is owned by Highland Capital Management Services, Inc., a Delaware corporation (“HCM Services”) and its general partner, Strand Advisors XVI, Inc., of which Mr. James Dondero is the sole stockholder. HCM Services is controlled by Mr. Dondero and Mr. Mark Okada by virtue of their respective share ownership. Mr. Okada does not receive compensation based upon investment performance of the fund for which he serves as portfolio manager and instead shares in the profits of HCMFA.

The principal components of compensation include a base salary, a discretionary bonus and various retirement benefits.

Base compensation. Generally, portfolio managers receive base compensation based on their seniority and/or their position with HCMFA, which may include the amount of assets supervised and other management roles within HCMFA. Base compensation is determined by taking into account current industry norms and market data to ensure that HCMFA pays a competitive base compensation.

Discretionary compensation. In addition to base compensation, portfolio managers may receive discretionary compensation, which can be a substantial portion of total compensation. Discretionary compensation can include a discretionary cash bonus paid to recognize specific business contributions and to ensure that the total level of compensation is competitive with the market.

Because each person’s compensation is based on his or her individual performance, HCMFA does not have a typical percentage split among base salary, bonus and other compensation. Senior portfolio managers who perform additional management functions may receive additional compensation in these other capacities. Compensation is structured such that key professionals benefit from remaining with HCMFA.

(a)(4)	Disclosure of Securities Ownership

The following table sets forth the dollar range of equity securities beneficially owned by the portfolio managers in the Registrant as of June 30, 2018.

Name of Portfolio Managers	Dollar Ranges of Equity Securities Beneficially Owned by Portfolio Managers
James Dondero	Over $1,000,000
Mark Okada	$500,001-$1,000,000
Trey Parker	$50,001-$100,000
Jon Poglitsch	$10,001-$50,000

(b)	Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No such purchases were made by or on behalf of the Registrant or any “affiliated purchaser” during the period covered by this report.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s Board.

Item 11. Controls and Procedures.

(a)

The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act (17 CFR 270.30a-3(c)) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)

(1)	Gross income from securities lending activities	$132,237.43
(2)	Fees and/or compensation for securities lending activities and related services:
	Fees paid to securities lending agent from a revenue split	23,949.58
	Fees paid for any cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	2,882.33
	Administrative fees not included in revenue split	—
	Indemnification fee not included in revenue split	—
	Rebate (paid to borrower)	33,572.12
	Other fees not included in revenue split	—

(3)	Aggregate fees/compensation for securities lending activities	60,404.03

(4)	Net income from securities lending activities	$71,833.40

(b)	The Registrant’s most recent fiscal year ended June 30, 2018, State Street Bank and Trust Company (“State Street”) served as the Registrant’s securities lending agent.

As a securities lending agent, State Street is responsible for the implementation and administration of the Registrant’s securities lending program. Pursuant to its respective Securities Lending Agreement (“Securities Lending Agreement”) with the Registrant, State Street, as a general matter, performs various services, including the following:

•	Locating borrowers;

•	Monitoring daily the value of the loaned securities and collateral (i.e. the collateral posted by the party borrowing);

•	Negotiation of loan terms;

•	Selection of securities to be loaned;

•	Recordkeeping and account servicing;

•	Monitoring of dividend activity and material proxy votes relating to loaned securities, and;

•	Arranging for return of loaned securities to the registrant at loan termination.

State Street is compensated for the above-described services from its securities lending revenue split. The table above shows what the Registrant earned and the fees and compensation it paid in connection with its securities lending activities during its most recent fiscal year.

Item 13. Exhibits.

(a)(1)	The code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certification pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certification pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HIGHLAND FLOATING RATE OPPORTUNITIES FUND

By (Signature and Title):	/s/ Frank Waterhouse
Frank Waterhouse
Treasurer, Principal Accounting Officer, Principal Financial Officer,
and Principal Executive Officer

Date:	September 24, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following person(s) on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title):	/s/ Frank Waterhouse
Frank Waterhouse
Treasurer, Principal Accounting Officer, Principal Financial Officer,
and Principal Executive Officer

Date:	September 24, 2018